UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

Statement of Eligibility and Qualification Under the
Trust Indenture Act of 1939 of a Corporation
Designated to Act as Trustee

___ Check if an application to determine eligibility
of a trustee pursuant to section 305(b)(2)

Deutsche Bank National Trust Company
(Exact name of trustee as specified in its charter)

300 South Grand Avenue	13-3347003
Los Angeles, California 90071	(I.R.S. Employer
(Address of principal	Identification No.)
executive offices)

ACE Home Equity Loan Trust, Series 2006-GP1
(Exact name of obligor as specified in its charter)

Delaware	56-2088493
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
(Address of principal executive offices) (Zip Code)

Asset Backed Notes
(Title of the Indenture Securities)

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME ADDRESS
Office of the Comptroller 1114 Avenue of the
of the Currency Americas, Suite 3900
New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated February 27, 2006.

Exhibit 3 -
Certification of Fiduciary Powers dated February 27, 2006.

Exhibit 4 -
Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Deutsche Bank National Trust Company required by Section
321(b) of the Act.

Exhibit 7 -
Reports of Condition of Deutsche Bank National Trust Company, dated as of December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 31st day of May, 2006.

Deutsche Bank National Trust Company
By: /s/ Barbara Campbell
Barbara Campbell
Vice President

EXHIBIT 1

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219
CERTIFICATE
I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for “Bankers Trust Company of California, National Association,” Los Angeles, California, (Charter No. 18608)
IN TESTIMONY WHEREOF, I have hereunto
subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002
/s/ John D. Hawke, Jr.
Comptroller of the Currency

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF ASSOCIATION
OF
BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
I, David Abramson, certify that:
1.	I am the duly elected Secretary of Bankers Trust Company of California, N.A.
2.             On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:
RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. (“BTCal”), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:
The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.
Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:
The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.
No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.
If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.
The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.
3.             The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.
4.             The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.
IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of January, 1992.
/s/ David Abramson
David Abramson
Secretary
DATE ACCEPTED: February 10, 1992

BY:	/s/ John C. Beers
John C. Beers
Acting Director for Analysis
Western District

BT TRUST COMPANY OF CALIFORNIA,
NATIONAL ASSOCIATION
I, DAVID ABRAMSON, certify that: I am the duly constituted Secretary of BT Trust Company of California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the Association's Shareholders, and such resolution is now lawfully in force and effect:
RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:
FIRST: The title of this Association shall be “Bankers Trust Company of California, National Association.

And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

RESOLVED, that the amendment of the title of the Association's By-Laws to read “Bankers Trust Company of California, National Association”, is hereby approved.

Dated: March 20, 1987
/s/David Abramson
Secretary

EXHIBIT A

Filed
Comptroller of The Currency
Northeastern District
Date FEB 13 1986
BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
ARTICLES OF ASSOCIATION
For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

FIRST: The title of this Association shall be “BT Trust Company of California, National Association”.
SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.
THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.
FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.
Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.
FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.
If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.
The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.
SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.
The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.
SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.
EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.
NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.
TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction, (b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term “the Association” as used in this Article shall include any predecessor corporation.
The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.
ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.
TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.
IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel	10/7/85
Peter E. Lengyel	date
/s/ Harold K. Atkins	10/7/85
Harold K. Atkins	date
/s/ John L. Murphy	10/7/85
John L. Murphy	date
/s/ Allan C. Martin	10/7/85
Allan C. Martin	date
/s/ Rein Lumi	10/7/85
Rein Lumi	date
/s/ Gerard P. Hourihan	10/7/85
Gerard P. Hourihan	date

State of New York
County of New York
Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.
Witness my hand and seal of office this 7 day of October, 1985.
/s/ David Abramson
Notary Public
DAVID ABRAMSON
Notary Public, State of New York
No. 60-0007785
Commission Expires March 30, 1987
State of New York
County of New York
Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.
Witness my hand and seal of office this 7 day of October, 1985.
/s/ David Abramson
Notary Public
DAVID ABRAMSON
Notary Public, State of New York
No. 60-0007785
Commission Expires March 30, 1987

State of New York
County of New York
Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.
Witness my hand and seal of office this 7 day of October, 1985.
/s/ David Abramson
Notary Public
DAVID ABRAMSON
Notary Public, State of New York
No. 60-0007785
Commission Expires March 30, 1987
State of New York
County of New York
Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.
Witness my hand and seal of office this 7 day of October, 1985.
/s/ David Abramson
Notary Public
DAVID ABRAMSON
Notary Public, State of New York
No. 60-0007785
Commission Expires March 30, 1987

State of New York
County of New York
Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.
Witness my hand and seal of office this 7 day of October, 1985.
/s/ David Abramson
Notary Public
DAVID ABRAMSON
Notary Public, State of New York
No. 60-0007785
Commission Expires March 30, 1987
State of New York
County of New York
Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.
Witness my hand and seal of office this 7 day of October, 1985.
/s/ David Abramson
Notary Public
DAVID ABRAMSON
Notary Public, State of New York
No. 60-0007785
Commission Expires March 30, 1987

EXHIBIT B

Comptroller of the Currency
Administrator of National Banks
Attn: Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315
April 4, 2002
Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY 10019
Re:	Title Change
Bankers Trust Company of California, N.A.
Los Angeles, California
Charter No. 18608
Dear Ms. West:
The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.
The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.
As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.
Very truly yours,
/s/ James A. Bundy
James A. Bundy
Licensing Manager
Enclosure

BANKERS TRUST COMPANY OF CALIFORNIA,
NATIONAL ASSOCIATION
I, DAVID ABRAMSON, certify that:
1.             I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:
RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:
FIRST: The title of this Association shall be
“Deutsche Bank National Trust Company.”
FURTHER RESOLVED, that the effective date of the amendment of the
First Article of Association shall be April 15, 2002.
2.             The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:
RESOLVED, that the amendment of the First Article of Association to change the title of the Association “Deutsche Bank National Trust Company” is hereby approved, effective April 15, 2002.
3.             The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.
4.             The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.
IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.
/s/ David Abramson
Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;
/s/ Sandra L. West
Notary Public
Sandra L. West
Notary Public, State of New York
No. 01WE4942401
Qualified in New York County
COMMISSION EXPIRES SEPTEMBER 19, 2002
Office of the Comptroller of the Currency
Accepted by: /s/ James A. Bundy
James A. Bundy, Licensing Manager
Date: 4/4/03

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219
CERTIFICATE
I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:
1.
The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2.
Effective April 15, 2002, the title of “Bankers Trust Company of California, National Association,” Los Angeles, California, (Charter No. 18608), was changed to “Deutsche Bank National Trust Company,” Los Angeles, California, (Charter No. 18608).

IN TESTIMONY WHEREOF, I have
hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 17th day of May, 2002.
/s/ John D. Hawke, Jr.
Comptroller of the Currency

Office of the Secretary	OCC	Deutsche Bank
Sandra L. West Assistant Secretary	March 29 2002 Western District	Bankers Trust Corporation 31 West 52nd Street, NYC09-0810 New York, NY 10019 Tel 212 469-8174 Fax 646-324-9056 sandra.l.west@db.com

March 28, 2002
Mr. James A. Bundy, Licensing Manager
Office of the Comptroller of the Currency
Western District Office
50 Femont Street
Suite 3900
San Francisco, CA 94105-2292
Dear Mr. Bundy:
Re:	Bankers Trust Company of California, National Association (Charter No. 18608)
Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:
From:	Bankers Trust Company of California, National Association
To:	Deutsche Bank National Trust Company
Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.
The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.
From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) (“Bankers Trust”). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange (“NYSE”) and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems
Mr. James A. Bundy
March 28, 2002

it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.
Thank you for your consideration in this matter.
Please direct any questions or problems regarding this application to the undersigned, as follows:
c/o Deutsche Bank
31 West 52nd Street - M/S NYC09-0810
New York, NY 10019
Phone: (212) 469-8174
Fax: (646) 324-9056
Sincerely yours,
BANKERS TRUST CORPORATION
By: /s/ Sandra L. West
Sandra L. West
Assistant Secretary
enclosures
cc:	Joseph Marcy, OCC Lead Trust Examiner
Foy B. Hester, Vice President and Controller
Bankers Trust Company of California, N.A,
David Abramson, Secretary and Counsel
Bankers Trust Company of California, N.A.

EXHIBIT 2

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219
CERTIFICATE OF CORPORATE EXISTENCE
I, John C. Dugan, Comptroller of the Currency, do hereby certify that:
1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.
2. “Deutsche Bank National Trust Company,” Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.
IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this February 27, 2006.

/s/ John C. Dugan
Comptroller of the Currency

EXHIBIT 3

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219
Certificate of Fiduciary Powers
I, John C. Dugan, Comptroller of the Currency, do hereby certify that:
1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.
2. “Deutsche Bank National Trust Company,” Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.
IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this February 27, 2006.

/s/ John C. Dugan
Comptroller of the Currency

EXHIBIT 4

BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
BY-LAWS

ARTICLE I
Meetings of Shareholders
Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.
Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.
Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.
ARTICLE II

DIRECTORS
Section 2.1. Board of Directors. The board of directors(hereinafter referred to as the “Board”), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.
Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

ARTICLE III
COMMITTEES OF THE BOARD
Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.
Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.
ARTICLE IV
OFFICERS AND EMPLOYEES
Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.
Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

ARTICLE V
TRUST DEPARTMENT

Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.
Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

ARTICLE VI
STOCK AND STOCK CERTIFICATE

Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

ARTICLE VII
CORPORATE SEAL

The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

(Impression)
( of )
( SEAL )

ARTICLE VIII
MISCELLANEOUS PROVISIONS

Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

ARTICLE IX
BY-LAWS

Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

EXHIBIT 5

N/A

EXHIBIT 6
CONSENT OF TRUSTEE
Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by ACE Home Equity Loan Trust, Series 2006-GP1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.
May 31, 2006
Deutsche Bank National Trust Co.

By: /s/ Barbara Campbell
Name:  Barbara Campbell
Title:    Vice President

EXHIBIT 7

                                                                  Board of Governors of the Federal Reserve System
                                                                  OMB Number: 7100-0036
                                                                  Federal Deposit Insurance Corporation
                                                                  OMB Number: 3064-0052
                                                                  Office of the Comptroller of the Currency
                                                                  OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                Expires March 31, 2007
-------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]
                                                                  Please refer to page i, Table of Contents,
                                                                  for the required disclosure of estimated
                                                                  burden.

-------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY--FFIEC 041

                                                            (20051231)
                                                            -----------
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2005           (RCRI 9999)

This report is required by law: 12 U.S.C. ss.324 (State member    This report form is to be filed by banks with domestic
banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12         offices only.  Banks with foreign offices (as defined in
U.S.C. ss.161 (National banks).                                   the instructions) must file FFIEC 031.
-------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by       The Reports of Condition and Income are to be prepared
an authorized officer and the Report of Condition must be         in accordance with Federal regulatory authority
attested to by not less than two directors (trustees) for         instructions.
State nonmember banks and three directors for State member
and National banks.                                               We, the undersigned directors (trustees), attest to the
                                                                  correctness of the Report of Condition (including the
                                                                  supporting schedules) for this report date and declare
I,                                                                that it has been examined by us and to the best of our
   ---------------------------------------------------            knowledge and belief has been prepared in conformance
   Name and Title of Officer Authorized to Sign Report            with the instructions issued by the appropriate Federal
                                                                  regulatory authority and is true and correct.

of the named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules)         ----------------------------------------------
for this report date have been prepared in conformance with       Director (Trustee)
the instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge and belief.    ----------------------------------------------
                                                                  Director (Trustee)

                                                                  ----------------------------------------------
                                                                  Director (Trustee)
----------------------------------------------
Signature of Officer Authorized to Sign Report

----------------------------------------------
Date of Signature

-------------------------------------------------------------------------------------------------------------------------
SUBMISSION OF REPORTS                                             For electronic filing assistance, contact EDS Call
                                                                  Report Services, 13890 Bishops Drive, Suite 110,
Each bank must prepare its Reports of Condition and Income        Brookfield, WI 53005, telephone (800) 255-1571.
either:
                                                                  To fulfill the signature and attestation
(a)  in electronic form and then file the computer data file      requirement for the Reports of Condition and
     directly with the banking agencies' collection agent,        Income for this report date, attach this
     Electronic Data Systems Corporation (EDS), by modem or       signature page (or a photocopy or a
     on computer diskette; or                                     computer-generated version of this page) to
                                                                  the hard-copy record of the completed report
                                                                  that the bank places in its files.
(b)  in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party
     (if other than EDS) must transmit the bank's computer
     data file to EDS.

-------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number     26732                                 DEUTSCHE BANK NATIONAL TRUST COMPANY
                         -----------                              -------------------------------------------------------
                         (RCRI 9050)                              Legal Title of Bank (TEXT 9010)

                                                                  LOS ANGELES
                                                                  -------------------------------------------------------
                                                                  City (TEXT 9130)

                                                                  CA                                 90071   0000
                                                                  -------------------------------------------------------
                                                                  State Abbrev (TEXT 9200)           ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance
Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only
-------------------------------------------------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                        Cover

CONTACT INFORMATION......................................ii       REPORT OF CONDITION

REPORT OF INCOME                                                  Schedule RC--Balance Sheet.......................RC-1,2

Schedule RI- Income Statement......................RI-1,2,3       Schedule RC-A--Cash and Balances Due
                                                                    From Depository Institutions
Schedule RI-A - Changes in Equity Capital..............RI-4         (to be completed only by selected banks).........RC-3

Schedule RI-B - Charge-offs and Recoveries on                     Schedule RC-B--Securities......................RC-3,4,5
  Loans and Leases and Changes in Allowance
  for Loan and Lease Losses .......................RI-4,5,6       Schedule RC-C--Loans and Lease Financing
                                                                    Receivables:
Schedule RI-E - Explanations........................RI-6, 7         Part I. Loans and Leases .....................RC-6, 7
                                                                    Part II. Loans to Small Businesses and
                                                                      Small Farms (to be completed for the
                                                                      June report only; not included in the
                                                                      forms for the September and
                                                                      December reports)..........................RC-7a,7b

                                                                  Schedule RC-D--Trading Assets and Liabilities
                                                                    (to be completed only by selected banks).........RC-8

                                                                  Schedule RC-E--Deposit Liabilities..............RC-9,10

DISCLOSURE OF ESTIMATED BURDEN                                    Schedule RC-L--Derivatives and
                                                                    Off-Balance Sheet Items.....................RC-13, 14
The estimated average burden associated with this
information collection is 41.1 hours per respondent and           Schedule RC-M--Memoranda..........................RC-15
is estimated to vary from 15 to 600 hours per response,
depending on individual circumstances, Burden estimates           Schedule RC-N--Past Due and Nonaccrual
include the time for reviewing instructions, gathering              Loans, Leases, and Other Assets.............RC-16, 17
and maintaining data in the required form, and
completing the information collection, but exclude the            Schedule RC-O--Other Data for Deposit
time for compiling and maintaining business records in              Insurance and FICO Assessments..............RC-18, 19
the normal course of a respondent's activities. A
Federal agency may not conduct or sponsor, and an                 Schedule RC-R--Regulatory Capital.....RC-20, 21, 22, 23
organization (or a person) is not required to respond
to a collection of information, unless it displays a              Schedule RC-S--Servicing, Securitization,
currently valid OMB control number. Comments concerning             and Asset Sale Activities...............RC-24, 25, 26
the accuracy of this burden estimate and suggestions
for reducing this burden should be directed to the                Schedule RC-T--Fiduciary and
Office of Information and Regulatory Affairs, Office of             Related Services........................RC-27, 28, 29
Management and Budget, Washington, D.C. 20503, and to
one of the following:                                             Optional Narrative Statement Concerning
                                                                    the Amounts Reported in the Reports
                                                                    of Condition and Income.........................RC-30

                                                                  Special Report (TO BE COMPLETED BY ALL BANKS)

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Data Collection and Analysis Section, 550 17th Street, NW,
Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

CONTACT INFORMATION FOR THE REPORTS OF CONDITION AND INCOME

To facilitate communication between the Agencies and the bank concerning the
Reports of Condition and Income, please provide contact information for (1) the authorized officer of the bank signing the reports for this quarter and (2) the person at the bank--other than the authorized officer--to whom questions about the reports should be directed. If the authorized officer is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and
Income. Enter "none" for the contact's e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

AUTHORIZED OFFICER SIGNING THE REPORTS                                 OTHER PERSON TO WHOM QUESTIONS ABOUT THE REPORTS SHOULD BE
                                                                       DIRECTED

------------------------------------------------------------------     -------------------------------------------------------------
Name (TEXT C490)                                                       Name (TEXT C495)

------------------------------------------------------------------     -------------------------------------------------------------
Title (TEXT C491)                                                      Title (TEXT C496)

------------------------------------------------------------------     -------------------------------------------------------------
E-mail Address (TEXT C492)                                             E-mail Address (TEXT 4086)

------------------------------------------------------------------     -------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT C493)                Telephone: Area code/phone number/extension (TEXT 8902)

------------------------------------------------------------------     -------------------------------------------------------------
FAX: Area code/phone number (TEXT C494)                                FAX: Area code/phone number (TEXT 9116)

--------------------------------------------------------------------------------
EMERGENCY CONTACT INFORMATION

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the
Agencies and will not be released to the public.

PRIMARY CONTACT                                                        SECONDARY CONTACT

------------------------------------------------------------------     -------------------------------------------------------------
Name (TEXT C366)                                                       Name (TEXT C371)

------------------------------------------------------------------     -------------------------------------------------------------
Title (TEXT C367)                                                      Title (TEXT C372)

------------------------------------------------------------------     -------------------------------------------------------------
E-mail Address (TEXT C368)                                             E-mail Address (TEXT C373)

------------------------------------------------------------------     -------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT C369)                Telephone: Area code/phone number/extension (TEXT C374)

------------------------------------------------------------------     -------------------------------------------------------------
FAX: Area code/phone number (TEXT C370)                                FAX: Area code/phone number (TEXT C375)

--------------------------------------------------------------------------------
USA PATRIOT ACT SECTION 314(A) ANTI-MONEY LAUNDERING CONTACT INFORMATION

This information is being requested to identify points-of-contact who are in charge of your depository institution's Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Information for a third and fourth contact may be provided at the bank's option. Enter "none" for the contact's e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and the Financial Crimes
Enforcement Network (FinCEN) and will not be released to the public.

PRIMARY CONTACT                                                        SECONDARY CONTACT

------------------------------------------------------------------     -------------------------------------------------------------
Name (Text C437)                                                       Name (Text C442)

------------------------------------------------------------------     -------------------------------------------------------------
Title (Text C438)                                                      Title (Text C443)

------------------------------------------------------------------     -------------------------------------------------------------
E-mail Address (Text C439)                                             E-mail Address (Text C444)

------------------------------------------------------------------     -------------------------------------------------------------
Telephone: Area code/phone number/extension (Text C440)                Telephone: Area code/phone number/extension (Text C445)

------------------------------------------------------------------     -------------------------------------------------------------
FAX: Area code/phone number (Text C441)                                FAX: Area code/phone number (Text C446)

Consolidated Report of Income
for the period January 1, 2005-June 30, 2005

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
BASIS IN THOUSANDS OF DOLLARS.

Schedule RI--Income Statement

                                                                      Dollar Amounts in Thousands   RIAD  Bil Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1. Interest income:

   a. ITEMS 1.A.(1) THROUGH (6) ARE TO BE COMPLETED BY ALL BANKS.
      Interest and fee income on loans:
                                                                                 ------------------
     (1) Loans secured by real estate.........................................    4011           0                       1.a.(1)
                                                                                 ------------------
     (2) Commercial and industrial loans......................................    4012           0                       1.a.(2)
                                                                                 ------------------
     (3) Loans to individuals for household, family, and
         other personal expenditures:
                                                                                 ------------------
         (a) Credit cards.....................................................    B485           0                       1.a.(3)(a)
                                                                                 ------------------
         (b) Other (includes single payment, installment, all student
                                                                                 ------------------
             loans, and revolving credit plans other than credit cards).......    B486           0                       1.a.(3)(b)
                                                                                 ------------------
     (4) Loans to foreign governments and official institutions...............    4056           0                       1.a.(4)
                                                                                 ------------------
     (5) All other loans(1)...................................................    4058           0                       1.a.(5)
                                                                                 --------------------------------------
     (6) Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))...........   4010             0   1.a.(6)
                                                                                                    -------------------
   b. Income from lease financing receivables ...................................................   4065             0   1.b.
                                                                                                    -------------------
   c. Interest income on balances due from depository institutions(2)............................   4115        1   100  1.c.
                                                                                                    -------------------
   d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency obligations (excluding
                                                                                                    -------------------
         mortgage-backed securities).............................................................   B488        2  473   1.d.(1)
                                                                                                    -------------------
     (2) Mortgage-backed securities .............................................................   B489             0   1.d.(2)
                                                                                                    -------------------
     (3) All other securities (includes securities issued by states and political
                                                                                                    -------------------
         subdivisions in the U.S.)...............................................................   4060            12   1.d.(3)
                                                                                                    -------------------
   e. Interest income from trading assets........................................................   4069             0   1.e.
                                                                                                    -------------------
   f. Interest income on federal funds sold and securities
      purchased under agreements to resell ......................................................   4020             0   1.f.
                                                                                                    -------------------
   g. Other interest income .....................................................................   4518           180   1.g.
                                                                                                    -------------------
   h. Total interest income (sum of items 1.a.(6) through 1.g) ..................................   4107        3  765   1.h.
                                                                                                    -------------------

______________
(1)  Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."
(2)  Includes interest income on time certificates of deposit not held for trading.

Schedule RI-Continued
                                                                           ------------------------
                                                                                 Year-to-date
                                                                           ------------------------
                                               Dollar Amounts in Thousands RIAD   Bil   Mil  Thou
---------------------------------------------------------------------------------------------------
2. Interest expense:

    a. Interest on deposits:
     (1) Transaction accounts (NOW accounts, ATS accounts, and
                                                                           -----------------------
         telephone and preauthorized transfer accounts).................... 4508              0         2.a.(1)
                                                                           -----------------------
     (2) Nontransaction accounts:
                                                                           -----------------------
         (a)  Savings deposits  (INCLUDES MMDAS)........................... 0093              0         2.a.(2)(a)
                                                                           -----------------------
         (b)  Time deposits of $100,000 or more............................ A517              0         2.a.(2)(b)
                                                                           -----------------------
         (c)  Time deposits of less than $100,000.......................... A518              0         2.a.(2)(c)
                                                                           -----------------------
   b. Expense of federal funds purchased and securities sold under
                                                                           -----------------------
      agreements to repurchase ............................................ 4180              0         2.b.
                                                                           -----------------------
   c. Interest on trading liabilities and other borrowed money............. 4185              0         2.c.
                                                                           -----------------------
   d. Interest on subordinated notes and debentures........................ 4200              0         2.d.
                                                                           -----------------------
   e. Total interest expense (sum of items 2.a through 2.d)................ 4073              0         2.e.
                                                                           ---------------------------------------------------
3. Net interest income (item 1.h minus 2.e) ...............................                             4074            3 765  3.
                                                                                                  ----------------------------
4. Provision for loan and lease losses.....................................                             4230                0  4.
                                                                                                  ----------------------------
5. Noninterest income:
                                                                           -----------------------
   a.  Income from fiduciary activities(1)................................. 4070        104 141         5.a.
                                                                           -----------------------
   b.  Service charges on deposit accounts................................. 4080              0         5.b.
                                                                           -----------------------
   c.  Trading revenue(2).................................................. A220              0         5.c.
                                                                           -----------------------
   d. Investment banking, advisory, brokerage, and underwriting fees and
                                                                           -----------------------
       commissions......................................................... B490              0         5.d.
                                                                           -----------------------
   e.  Venture capital revenue............................................. B491              0         5.e.
                                                                           -----------------------
   f.  Net servicing fees.................................................. B492              0         5.f.
                                                                           -----------------------
   g.  Net securitization income........................................... B493              0         5.g.
                                                                           -----------------------
   h. (1) Underwriting income from insurance and reinsurance
                                                                           -----------------------
          activities....................................................... C386              0         5.h.(1)
                                                                           -----------------------
       (2) Income from other insurance activities.......................... C387              0         5.h.(2)
                                                                           -----------------------
   i.  Net gains (losses) on sales of loans and leases..................... 5416              0         5.i.
                                                                           -----------------------
   j.  Net gains (losses) on sales of other real estate owned.............. 5415              0         5.j.
                                                                           -----------------------
   k.  Net gains (losses) on sales of other assets (excluding securities)   B496              0         5.k.
                                                                           -----------------------
   l.  Other noninterest income(*)......................................... B497              0         5.l.
                                                                           ---------------------------------------------------
   m.  Total noninterest income (sum of items 5.a through 5.l).............                             4079      104     141  5.m.
                                                                                                  ----------------------------
6. a.  Realized gains (losses) on held-to-maturity securities..............                             3521                0  6.a.
                                                                                                  ----------------------------
   b.  Realized gains (losses) on available-for-sale securities............                             3196                0  6.b.
                                                                                                  ----------------------------
7. Noninterest expense:
                                                                           -----------------------
   a.  Salaries and employee benefits...................................... 4135         24 091         7.a.
                                                                           -----------------------
   b. Expenses of premises and fixed assets (net of rental income)
                                                                           -----------------------
       (excluding salaries and employee benefits and mortgage interest).... 4217          5 504         7.b.
                                                                           -----------------------
   c.  (1)  Goodwill impairment losses..................................... C216              0         7.c.(1)
                                                                           -----------------------
       (2) Amortization expense and impairment losses for other
                                                                           -----------------------
           intangible assets............................................... C232              0         7.c.(2)
                                                                           -----------------------
   d.  Other noninterest expense(*)........................................ 4092         47 639         7.d.
                                                                           ---------------------------------------------------
   e.  Total noninterest expense (sum of items 7.a through 7.d)............                             4093     77       234  7.e

8. Income (loss) before income taxes and extraordinary items and
                                                                                                  ----------------------------
    other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and

     7.e)..................................................................                             4301     30       672  8.
                                                                                                  ----------------------------
9.  Applicable income taxes (on item 8)....................................                             4302     12       779  9.
                                                                                                  ----------------------------
10. Income (loss) before extraordinary items and other adjustments
                                                                                                  ----------------------------
    (item 8 minus item 9)..................................................                             4300     17       893  10.
                                                                                                  ----------------------------
11. Extraordinary items and other adjustments, net of income taxes(*)......                             4320                0  11.
                                                                                                  ----------------------------
12. Net income (loss) (sum of items 10 and 11).............................                             4340     17       893  12.
                                                                           ---------------------------------------------------
----------------
(*)  Describe on Schedule RI-E -- Explanations
(1)  For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2)  For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

Schedule RI--Continued
                                                                                                                Year-to-date
                                                                                                       -----------------------
Memoranda                                                                  Dollar Amounts in Thousands RIAD   Bil   Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired
                                                                                                       -----------------------
   after August 7, 1986, that is not deductible for federal income tax purposes....................    4513                0   M.1.
                                                                                                       -----------------------
2. Income from the sale and servicing of mutual funds and annuities (included in
                                                                                                       -----------------------
   Schedule RI,item 8).............................................................................    8431                0   M.2.
                                                                                                       -----------------------
3. Income on tax-exempt loans and leases to states and political subdivisions in
                                                                                                       -----------------------
   the U.S. (included in Schedule RI, items 1.a and 1.b............................................    4313                0   M.3.
                                                                                                       -----------------------
4. Income on tax-exempt securities issued by states and political subdivisions
                                                                                                       -----------------------
   in the U.S. (included in Schedule RI, item 1.d.(3)).............................................    4507                0   M.4.
                                                                                                       -----------------------
5. Number of full-time equivalent employees at end of current period (round to nearest whole                    Number
                                                                                                       -----------------------
   number).........................................................................................    4150            210     M.5.
                                                                                                       -----------------------
6. MEMORANDUM ITEM 6 IS TO BE COMPLETED BY: (1)
   o BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND
   o BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT HAVE LOANS TO
     FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS (SCHEDULE
     RC-C, PART 1, ITEM 3) EXCEEDING FIVE PERCENT OF TOTAL LOANS.
   Interest and fee income on loans to finance agricultural production and other
                                                                                                       -----------------------
   loans to farmers (included in Schedule RI, item 1.a.(5))........................................    4024              N/A   M.6.
                                                                                                 -----------------------------
7. If the reporting bank has restated its balance sheet as a result of applying push down            CC     YY    MM   DD
                                                                                                 -----------------------------
   accounting this calendar year, report the date of the bank's acquisition(2)...............    9106                      0   M.7.
                                                                                                 -----------------------------

8.  Trading revenue (from cash instruments and derivative instruments) (sum of
    Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (TO BE
    COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM
    7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.):
                                                                                                       ----------------------
                                                                                                       RIAD   Bil   Mil  Thou
                                                                                                       ----------------------
   a.  Interest rate exposures.......................................................................  8757                0  M.8.a.
                                                                                                       ----------------------
   b.  Foreign exchange exposures....................................................................  8758                0  M.8.b.
                                                                                                       ----------------------
   c.  Equity security and index exposures...........................................................  8759                0  M.8.c.
                                                                                                       ----------------------
   d.  Commodity and other exposures.................................................................  8760                0  M.8.d.
                                                                                                       ----------------------
9. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(1)
                                                                                                       ----------------------
   Impact on income of derivatives held for purposes other than trading:                               RIAD   Bil   Mil  Thou
                                                                                                       ----------------------
   a.  Net increase (decrease) to interest income....................................................  8761                0  M.9.a.
                                                                                                       ----------------------
   b.  Net (increase) decrease to interest expense...................................................  8762                0  M.9.b.
                                                                                                       ----------------------
   c.  Other (noninterest) allocations...............................................................  8763                0  M.9.c.
                                                                                                       ----------------------
10. TO BE COMPLETED BY BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS:(1)
                                                                                                       ----------------------
     Credit losses on derivatives (see instructions).................................................  A251              N/A  M.10.
                                                                                                       ----------------------

                                                                                                       ----------------------
11.  Does the reporting bank have a Subchapter S election in effect for federal income tax purposes          YES          NO
                                                                                                       ----------------------
     for the current year?...........................................................................  A530                X  M.11.
                                                                                                       ----------------------

____________
(1)  The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the JUNE 30, 2004,
     Report of Condition.
(2)  For example, a bank acquired on March 1, 2005, would report 20050301.

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                     ----------------------------
                                                        Dollar Amounts in Thousands  RIAD     Bil  Mil   Thou
-----------------------------------------------------------------------------------  ----------------------------
1.       Total equity capital most recently reported for the December 31, 2004,
         Reports of Condition and Income (i.e., after adjustments from amended       ----------------------------
         Reports of Income)......................................................    3217          115       056   1.
                                                                                     ----------------------------

2        Restatements due to corrections of material accounting                      ----------------------------
         errors and changes in accounting principles(*)..........................    B507                      0   2.
                                                                                     ----------------------------
3.       Balance end of previous calendar year as restated (sum of items 1 and 2).   B508          115       056   3.
                                                                                     ----------------------------
4.       Net income (loss) (must equal Schedule RI, item 12)......................   4340           17       893   4.
                                                                                     ----------------------------

5.       Sale, conversion, acquisition, or retirement of capital stock, net          ----------------------------
         (excluding treasury stock transactions).................................    B509                      0   5.
                                                                                     ----------------------------
6.       Treasury stock transactions, net.........................................   B510                      0   6.
                                                                                     ----------------------------
7.       Changes incident to business combinations, net...........................   4356                      0   7.
                                                                                     ----------------------------
8.       LESS: Cash dividends declared on preferred stock.........................   4470                      0   8.
                                                                                     ----------------------------
9.       LESS: Cash dividends declared on common stock............................   4460           12       000   9.
                                                                                     ----------------------------
10.      Other comprehensive income(1)............................................   B511                     -2  10.
                                                                                     ----------------------------
11.      Other transactions with parent holding company(*) (not included in          4415                      0  11.
         items 5, 6, 8, or 9 above)...............................................   ----------------------------

12.      Total equity capital end of current period (sum of items 3 through 11)
         (must equal Schedule RC, item 28)........................................   ----------------------------
                                                                                     3210          120       947  12.
                                                                                     ----------------------------

_________________
(*)  Describe on Schedule RI-E--Explanations.
(1)  Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

Schedule RI-B--Charge-offs and Recoveries On Loans and Leases and Changes in
Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

                                                                       ------------------------------------------------
                                                                           (Column A)                  (Column B)
                                                                          Charge-offs(1)               Recoveries
                                                                       ------------------------------------------------
PART I INCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED                     Calendar year-to-date
TRANSFER RISK RESERVE.                                                 ------------------------------------------------
                                          Dollar Amounts in Thousands  RIAD   Bil  Mil  Thou  RIAD   Bil   Mil   Thou
---------------------------------------------------------------------- ------------------------------------------------
                                                                                             1. Loans secured by real estate:
                                                                       ------------------------------------------------
   a. Construction, land development, and other land loans...........    3582               0   3583                 0   1.a.
                                                                       ------------------------------------------------
   b. Secured by farmland.............................................   3584               0   3585                 0   1.b.
                                                                       ------------------------------------------------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
                                                                       ------------------------------------------------
          properties and extended under lines of credit..............    5411               0   5412                 0   1.c.(1)
                                                                       ------------------------------------------------
      (2) Closed-end loans secured by 1-4 family residential properties:
                                                                       ------------------------------------------------
          (a) Secured by first liens.................................    C234               0   C217                 0   1.c.(2)(a)
                                                                       ------------------------------------------------
          (b) Secured by junior liens................................    C235               0   C218                 0   1.c.(2)(b)
                                                                       ------------------------------------------------
   d. Secured by multifamily (5 or more) residential properties......    3588               0   3589                 0   1.d.
                                                                       ------------------------------------------------
   e. Secured by nonfarm nonresidential properties...................    3590               0   3591                 0   1.e.
                                                                       ------------------------------------------------
2. Loans to depository institutions and acceptances of other banks       4481               0   4482                 0   2.
                                                                       ------------------------------------------------
3. Not applicable
                                                                       ------------------------------------------------
4. Commercial and industrial loans..................................     4638               0   4608                 0   4.
                                                                       ------------------------------------------------
5. Loans to individuals for household, family, and other
   personal expenditures:
                                                                       ------------------------------------------------
   a. Credit cards....................................................   B514               0   B515                 0   5.a.
                                                                       ------------------------------------------------
   b. Other (includes single payment, installment, all student loans,
                                                                       ------------------------------------------------
      and revolving credit plans other than credit cards)                B516               0   B517                 0   5.b.
                                                                       ------------------------------------------------
6. Loans to foreign governments and official institutions..........      4643               0   4627                 0   6.
                                                                       ------------------------------------------------
7. All other loans(2)..............................................      4644               0   4628                 0   7.
                                                                       ------------------------------------------------
8. Lease financing receivables.....................................      4266               0   4267                 0   8.
                                                                       ------------------------------------------------
9. Total (sum of items 1 through 8)................................      4635               0   4605                 0   9.
                                                                       ------------------------------------------------
______________
(1)  Include write-downs arising from transfers of loans to a held-for-sale account.
(2)  Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

Schedule RI-B--Continued

Part I. Continued
                                                                           -----------------------------------------------------
                                                                                  (Column A)                  (Column B)
                                                                                 Charge-offs(1)               Recoveries
                                                                           -----------------------------------------------------
                                                                                          Calendar year-to-date
                                                                           -----------------------------------------------
Memoranda                                     Dollar Amounts in Thousands  RIAD   Bil  Mil  Thou  RIAD   Bil   Mil  Thou
-------------------------------------------------------------------------- -----------------------------------------------
1. Loans to finance commercial real estate, construction, and land
   development activities (NOT SECURED BY REAL ESTATE) included in          -----------------------------------------------
   Schedule RI-B, part I, items 4 and 7, above..........................    5409                0  5410                 0   M.1.
                                                                            -----------------------------------------------

2. MEMORANDUM ITEMS 2.A THROUGH 2.D ARE TO BE COMPLETED BY BANKS
   WITH $300 MILLION OR MORE IN TOTAL ASSETS:(2)

   a. Loans secured by real estate to non-U.S. addressees                   -----------------------------------------------
      (domicile) (included in Schedule RI-B, part I, item 1, above).....    4652              N/A  4662               N/A   M.2.a.
                                                                            -----------------------------------------------

   b. Loans to and acceptances of foreign banks (included in                -----------------------------------------------
      Schedule RI-B, part I, item 2, above).............................    4654              N/A  4664               N/A   M.2.b.
                                                                            -----------------------------------------------

   c. Commercial and industrial loans to non-U.S. addressees                -----------------------------------------------
      (domicile) (included in Schedule RI-B, part I, item 4, above).....    4646              N/A  4618               N/A   M.2.c.
                                                                            -----------------------------------------------

   d. Lease financing receivables of non-U.S. addressees                    -----------------------------------------------
      (domicile) (included in Schedule RI-B, part I, item 8, above).....    4659              N/A  4669               N/A   M.2.d.
                                                                            -----------------------------------------------

3. MEMORANDUM ITEM 3 IS TO BE COMPLETED BY:(2)
   o BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND
   o BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT
     HAVE LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO
     FARMERS (SCHEDULE RC-C, PART I, ITEM 3) EXCEEDING FIVE
     PERCENT OF TOTAL LOANS:

   Loans to finance agricultural production and other loans to              -----------------------------------------------
   farmers (included in Schedule RI-B, part I, item 7, above............    4655                0  4665                 0   M.3.
                                                                            -----------------------------------------------

MEMORANDUM ITEM 4 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED IN THE                         ----------------------
INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT                    Calendar year-to-date
CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.                     ----------------------
                                                                                                  RIAD   Bil   Mil  Thou
                                                                                                  ----------------------

4. Uncollectible retail credit card fees and finance charges reversed against income              ----------------------
   (i.e., not included in charge-offs against the allowance for loan and lease losses)..........  C388                  0   M.4.
                                                                                                  ----------------------

________
(1)  Include write-downs arising from transfers of loans to a held-for-sale account.
(2)  The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the
     JUNE 30, 2004, Report of Condition.

            Part II. Changes in Allowance for Loan and Lease Losses
                                                                                                 -------------------------
                                                             Dollar Amounts in Thousands         RIAD  Bil    Mil   Thou
                                                                                                 -------------------------
1. Balance most recently reported for the December 31, 2004, Reports of Condition and Income     -------------------------
   (i.e., after adjustments from amended Reports of Income)....................................  B522                   0     1.
                                                                                                 -------------------------
2. Recoveries (must equal part I, item 9, column B, above).....................................  4605                   0     2.
                                                                                                 -------------------------

3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B,             -------------------------
   part II, item 4)............................................................................  C079                   0     3.
                                                                                                 -------------------------
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account................  5523                   0     4.
                                                                                                 -------------------------
5. Provision for loan and lease losses (must equal Schedule RI, item 4)........................  4230                   0     5.
                                                                                                 -------------------------
6. Adjustments(*) (see instructions for this schedule).........................................  C233                   0     6.
                                                                                                 -------------------------

7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and                  -------------------------
   4) (must equal Schedule RC, item 4.c).......................................................  3123                   0     7.
                                                                                                 -------------------------

__________
(*)  Describe on Schedule RI-E--Explanations.

Part II. Continued
                                                                                                   -------------------------
Memoranda                                                          Dollar Amounts in Thousands     RIAD  Bil    Mil   Thou
-------------------------------------------------------------------------------------------------- -------------------------
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above............   C435                   0  M.1.
                                                                                                   -------------------------
MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED IN THE INSTRUCTIONS)
THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT CARD SPECIALTY BANKS
AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.

2. Separate valuation allowance for uncollectible retail credit card fees and                      -------------------------
   finance charges..............................................................................   C389                   0  M.2.
                                                                                                   -------------------------
3. Amount of allowance for loan and lease losses attributable to retail credit card
   fees and finance charges.....................................................................   C390                   0  M.3.
                                                                                                   -------------------------

MEMORANDUM ITEM 4 IS TO BE COMPLETED BY ALL BANKS.

4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule R1-B, part II,
   item 7, above)...............................................................................   C781                   0  M.4.
                                                                                                   -------------------------

Schedule RI-E--Explanations

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.
(See instructions for details.)

                                                                                                 ------------------------
                                                                                                         Year-to-date
                                                                                                 ------------------------
                                                             Dollar Amounts in Thousands           RIAD  Bil  Mil   Thou
-------------------------------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.I)
   Itemize and describe amounts that exceed 1% of the sum of
   Schedule RI, items 1.h and 5.m:
                                                                                                 ------------------------
   a.Income and fees from the printing and sale of checks                                         C013                 0    1.a.
-------------------------------------------------------------------------------------------------------------------------
   b.Earnings on/increase in value of cash surrender value of life insurance                      C014                 0    1.b.
-------------------------------------------------------------------------------------------------------------------------
   c.Income and fees from automated teller machines (ATMs)                                        C016                 0    1.c.
-------------------------------------------------------------------------------------------------------------------------
   d.Rent and other income from other real estate owned                                           4042                 0    1.d.
-------------------------------------------------------------------------------------------------------------------------
   e.Safe deposit box rent                                                                        C015                 0    1.e.
-------------------------------------------------------------------------------------------------------------------------
   f.TEXT
     4461                                                                                         4461                 0    1.f.
-------------------------------------------------------------------------------------------------------------------------
   g.TEXT
     4462                                                                                         4462                 0    1.g.
-------------------------------------------------------------------------------------------------------------------------
   h.TEXT
     4463                                                                                         4463                 0    1.h.
-------------------------------------------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.d)
   Itemize and describe amounts that exceed 1% of the sum of
   Schedule RI, items 1.h and 5.m:
                                                                                                 ------------------------
   a.Data processing expenses                                                                     C017                 0    2.a.
-------------------------------------------------------------------------------------------------------------------------
   b.Advertising and marketing expenses                                                           0497                 0    2.b.
-------------------------------------------------------------------------------------------------------------------------
   c.Directors' fees                                                                              4136                 0    2.c.
-------------------------------------------------------------------------------------------------------------------------
   d.Printing, stationery, and supplies                                                           C018                 0    2.d.
-------------------------------------------------------------------------------------------------------------------------
   e.Postage                                                                                      8403                 0    2.e.
-------------------------------------------------------------------------------------------------------------------------
   f.Legal fees and expenses                                                                      4141                 0    2.f.
-------------------------------------------------------------------------------------------------------------------------
   g.FDIC deposit insurance assessments                                                           4146                 0    2.g.
-------------------------------------------------------------------------------------------------------------------------
   h.TEXT
     4464 INTERDEPARTMENTAL EXPENSES                                                              4464         23    067    2.h.
-------------------------------------------------------------------------------------------------------------------------
   i.TEXT
     4467 AGENCY PROFESSIONAL EXPENSES                                                            4467         11    601    2.i.
-------------------------------------------------------------------------------------------------------------------------
   j.TEXT
     4468 SERVICE BUREAU AND DEAL FRANCHISE TAXES                                                   4468        7    274      2.j.
-------------------------------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments and applicable income tax (from
   Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
                                                                                                  -----------------------
   a. (1) TEXT
          4469                                                                                    4469                 0  3.a.(1)
-------------------------------------------------------------------------------------------------------------------------
      (2) Applicable income tax effect                             4486                         0                         3.a.(2)
-------------------------------------------------------------------------------------------------------------------------
   b. (1) TEXT
          4487                                                                                    4487                 0  3.b.(1)
-------------------------------------------------------------------------------------------------------------------------
      (2) Applicable income tax effect                             4488                         0                         3.b.(2)
-------------------------------------------------------------------------------------------------------------------------
   c. (1) TEXT
          4489                                                                                    4489                 0  3.c.(1)
-------------------------------------------------------------------------------------------------------------------------
      (2) Applicable income tax effect                             4491                         0                         3.c.(2)
-------------------------------------------------------------------------------------------------------------------------

Schedule RI-E--Continued
                                                                                                  -----------------------
                                                                                                        Year-to-date
                                                                                                  -----------------------
                                                             Dollar Amounts in Thousands          RIAD  Bil  Mil   Thou
-------------------------------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
                                                                                                  -----------------------
   a. TEXT
      B526                                                                                        B526                 0    4.a.
-------------------------------------------------------------------------------------------------------------------------
   b. TEXT
      B527                                                                                        B527                 0    4.b.
-------------------------------------------------------------------------------------------------------------------------
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
                                                                                                  -----------------------
   a. TEXT
      4498                                                                                        4498                 0    5.a.
-------------------------------------------------------------------------------------------------------------------------
   b. TEXT
      4499                                                                                        4499                 0    5.b.
-------------------------------------------------------------------------------------------------------------------------
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item
   6) (itemize and describe all adjustments):
                                                                                                  -----------------------
   a. TEXT
      4521                                                                                        4521                 0    6.a.
-------------------------------------------------------------------------------------------------------------------------
   b. TEXT
      4522                                                                                        4522                 0    6.b.
-------------------------------------------------------------------------------------------------------------------------
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

   No comment [ ] (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

Consolidated Report of Condition for Insured Commercial and State-Chartered
Savings Banks for June 30, 2005

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet

                                                  Dollar Amounts in Thousands        RCON    Bil    Mil    Thou
----------------------------------------------------------------------------------------------------------------
                                                                                                   ASSETS
 1. Cash and balances due from depository institutions
    (from Schedule RC-A):
     a. Noninterest-bearing balances and currency and coin(1)                        0081                   274   1.a.
     b. Interest-bearing balances(2)                                                 0071            27     500   1.b.
 2. Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A)                   1754                     0   2.a.
     b. Available-for-sale securities (from Schedule RC-B, column D)                 1773            82     156   2.b.
 3. Federal funds sold and securities purchased under
    agreements to resell:
     a. Federal funds sold                                                           B987                     0   3.a.
     b. Securities purchased under agreements to resell(3)                           B989                     0   3.b.
 4. Loans and lease financing receivables (from Schedule RC-C):
     a. Loans and leases held for sale                                               5369                     0   4.a.
     b. Loans and leases, net of unearned income                     B528        0                                4.b.
     c. LESS: Allowance for loan and lease losses                    3123        0                                4.c.
     d. Loans and leases, net of unearned income and allowance
        (item 4.b minus 4.c)                                                         B529                     0   4.d.
 5. Trading assets (from Schedule RC-D)                                              3545                     0   5.
 6. Premises and fixed assets (including capitalized leases)                         2145             5     072   6.
 7. Other real estate owned (from Schedule RC-M)                                     2150                     0   7.
 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                   2130                     0   8.
 9. Customers' liability to this bank on acceptances outstanding                     2155                     0   9.
10. Intangible assets:
     a. Goodwill                                                                     3163                     0   10.a.
     b. Other intangible assets (from Schedule RC-M)                                 0426                     0   10.b.
11. Other assets (from Schedule RC-F)                                                2160            33     238   11.
12. Total assets (sum of items 1 through 11)                                         2170           149     532   12.

---------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3)  Includes all securities resale agreements, regardless of maturity.

Schedule RC--Continued
--------------------------------------------------------------------------------
LIABILITIES

13. Deposits:
     a. In domestic offices (sum of totals of columns A and C
        from Schedule RC-E)                                                          2200                     0   13.a.
      (1) Noninterest-bearing(1)                                     6631        0                                13.a.(1)
      (2) Interest-bearing                                           6636        0                                13.a.(2)
     b. Not applicable
14. Federal funds purchased and securities sold under
    agreements to repurchase:
     a. Federal funds purchased(2)                                                   B993                     0   14.a.
     b. Securities sold under agreements to repurchase(3)                            B995                     0   14.b.
15. Trading liabilities (from Schedule RC-D)                                         3548                     0   15.
16. Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases) (from Schedule RC-M)                   3190                     0   16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                         2920                     0   18.
19. Subordinated notes and debentures(4)                                             3200                     0   19.
20. Other liabilities (from Schedule RC-G)                                           2930            28     585   20.
21. Total liabilities (sum of items 13 through 20)                                   2948            28     585   21.
22. Minority interest in consolidated subsidiaries                                   3000                     0   22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                    3838                     0   23.
24. Common stock                                                                     3230            50     000   24.
25. Surplus (exclude all surplus related to preferred stock)                         3839            50     000   25.
26.  a. Retained earnings                                                            3632            20     971   26.a.
     b. Accumulated other comprehensive income(5)                                    B530                   -24   26.b.
27. Other equity capital components(6)                                               A130                     0   27.
28. Total equity capital (sum of items 23 through 27)                                3210           120     947   28.
29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)                                                    3300           149     532   29.

Memorandum
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.
1.   Indicate in the box at the right the number of the statement below that
     best describes the most comprehensive level of auditing work performed for             RCON          Number
     the bank by independent external auditors as of any date during 2004                   6724              0   M.1.

1 = Independent audit of the bank conducted in accordance      4 = Directors' examination of the bank conducted in
    with generally accepted auditing standards by a                accordance with generally accepted auditing standards
    certified public accounting firm which submits a report        by a certified public accounting firm (may be required
    on the bank                                                    by state chartering authority)

2 = Independent audit of the bank's parent holding company     5 = Directors' examination of the bank performed by other
    conducted in accordance with generally accepted                external auditors (may be required by state chartering
    auditing standards by a certified public accounting            authority)
    firm which submits a report on the consolidated holding
    company (but not on the bank separately)
                                                               6 = Review of the bank's financial statements by external
3 = Attestation on bank management's assertion on the              auditors
    effectiveness of the bank's internal control over
    financial reporting by a certified public accounting       7 = Compilation of the bank's financial statements by
    firm                                                           external auditors

                                                               8 = Other audit procedures (excluding tax preparation work)

                                                               9 = No external audit work

---------------------------
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Report overnight Federal Home Loan Bank advances in Schedule RC, item
     16,"Other borrowed money."
(3)  Includes all securities repurchase agreements, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5)  Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-A -- Cash and Balances Due From Depository Institutions

SCHEDULE RC-A IS TO BE COMPLETED ONLY BY BANKS WITH $300 MILLION OR MORE IN
TOTAL ASSETS. Exclude assets held for trading.

                                                  Dollar Amounts in Thousands        RCON    Bil    Mil    Thou
----------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and coin:
     a. Cash items in process of collection and unposted debits                      0020                   N/A   1.a.
     b. Currency and coin                                                            0080                   N/A   1.b.
2.  Balances due from depository institutions in the U.S:
     a. U.S. branches and agencies of foreign banks                                  0083                   N/A   2.a.
     b. Other commercial banks in the U.S. and other depository institutions
        in the U.S.                                                                  0085                   N/A   2.b.
3.  Balances due from banks in foreign countries and foreign central banks:
     a. Foreign branches of other U.S. banks                                         0073                   N/A   3.a.
     b. Other banks in foreign countries and foreign central banks                   0074                   N/A   3.b.
4.  Balances due from Federal Reserve Banks                                          0090                   N/A   4.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, sum of items
    1.a and 1.b)                                                                     0010             27    774   5.

Schedule RC-B--Securities

Exclude assets held for trading.

                                              Held-to-maturity                                Available-for-sale
                                     (Column A)              (Column B)              (Column C)                (Column D)
                                   Amortized Cost            Fair Value             Amortized Cost             Fair Value
Dollar Amounts in Thousands    RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------------

1. U.S.Treasury securities     0211               0    0213               0    1286        18   022    1287        18   018  1.

2. U.S.Government agency
   obligations (exclude
   mortgage-backed
   securities):

   a. Issued by U.S.
      Government agencies(1)   1289               0    1290               0    1291               0    1293               0  2.a.

   b. Issued by U.S.
      Government-
      sponsored agencies(2)    1294               0    1295               0    1297        65   051    1298        65   013  2.b.

3. Securities issued by
   states and political
   subdivisions in the U.S.    8496               0    8497               0    8498               0    8499               0  3.

---------------------
(1)  Includes Small Business Administration "Guaranteed Loan Pool Certificates,"
     U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2)  Includes obligations (other than mortgage-backed securities) issued by the
     Farm Credit System, the Federal Home Loan Bank System, the Federal Home
     Loan Mortgage Corporation, the Federal National Mortgage Association, the
     Financing Corporation, Resolution Funding Corporation, the Student Loan
     Marketing Association, and the Tennessee Valley Authority.

4. Mortgage-backed
   securities (MBS):
   a.  Pass-through
       securities:

   (1) Guaranteed by
       GNMA                    1698               0    1699               0    1701               0    1702             0  4.a.(1)
   (2) Issued by FNMA and
       FHLMC                   1703               0    1705               0    1706               0    1707             0  4.a.(2)
   (3) Other pass-
       through securities      1709               0    1710               0    1711               0    1713             0  4.a.(3)
   b.  Other mortgage-
       backed securities
       (include CMOs,
       REMICs, and stripped
       MBS):
       (1) Issued or guar-
           anteed by FNMA,
           FHLMC, or GNMA      1714               0    1715               0    1716               0    1717             0  4.b.(1)
       (2) Collateralized by
           MBS issued or
           guaranteed by
           FNMA, FHLMC,
           or GNMA             1718               0    1719               0    1731               0    1732             0  4.b.(2)
       (3) All other
           mortgage-backed
           securities          1733               0    1734               0    1735               0    1736             0  4.b.(3)
5. Asset-backed securities
   (ABS):
   a.  Credit card
       receivables             B838               0    B839               0    B840               0    B841             0  5.a.
   b.  Home equity lines       B842               0    B843               0    B844               0    B845             0  5.b.
   c.  Automobile loans        B846               0    B847               0    B848               0    B849             0  5.c.
   d.  Other consumer
       loans                   B850               0    B851               0    B852               0    B853             0  5.d.
   e.  Commercial and
       industrial loans        B854               0    B855               0    B856               0    B857             0  5.e.
   f.  Other                   B858               0    B859               0    B860               0    B861             0  5.f.
6. Other debt securities:
   a.  Other domestic debt
       securities              1737               0    1738               0    1739               0    1741             0  6.a.
   b.  Foreign debt
       securities              1742               0    1743               0    1744               0    1746             0  6.b.
7. Investments in mutual
   funds and other equity
   securities with readily
   determinable fair values(1)                                                 A510             417    A511           417  7.
8. Total (sum of items 1
   through 7) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b)                   1754               0    1771               0    1772        83   490    1773      83   448  8.
-----------
(1)  Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers'
     bank stock in Schedule RC-F, item 4.

Schedule RC-B--Continued

Memoranda                                            Dollar Amounts in Thousands     RCON   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
1. Pledged securities(1)                                                             0416                600   M.1.

2. Maturity and repricing data for debt securities (1),(2)
   (excluding those in nonaccrual status):

    a. Securities issued by the U.S. Treasury, U.S.
       Government agencies, and states and political
       subdivisions in the U.S.; other non-mortgage debt
       securities; and mortgage pass-through securities
       other than those backed by closed-end first lien
       1-4 family residential mortgages with a remaining
       maturity or next repricing date of:(3),(4)

      (1) Three months or less                                                       A549          36    320   M.2.a.(1)

      (2) Over three months through 12 months                                        A550          44    732   M.2.a.(2)

      (3) Over one year through three years                                          A551           5    978   M.2.a.(3)

      (4) Over three years through five years                                        A552                  0   M.2.a.(4)

      (5) Over five years through 15 years.                                          A553                  0   M.2.a.(5)

      (6) Over 15 years                                                              A554                  0   M.2.a.(6)

    b. Mortgage pass-through securities backed by
       closed-end first lien 1-4 family residential
       mortgages with a remaining maturity or next
       repricing date of:(3),(5)

      (1) Three months or less                                                       A555                  0   M.2.b.(1)

      (2) Over three months through 12 months                                        A556                  0   M.2.b.(2)

      (3) Over one year through three years                                          A557                  0   M.2.b.(3)

      (4) Over three years through five years                                        A558                  0   M.2.b.(4)

      (5) Over five years through 15 years                                           A559                  0   M.2.b.(5)

      (6) Over 15 years                                                              A560                  0   M.2.b.(6)

    c. Other mortgage-backed securities (include CMOs,
       REMICs, and stripped MBS; exclude mortgage
       pass-through securities) with an expected average
       life of:(6)

      (1) Three years or less                                                        A561                  0   M.2.c.(1)

      (2) Over three years                                                           A562                  0   M.2.c.(2)

    d. Debt securities with a REMAINING MATURITY of one
       year or less (included in Memorandum items
       2.a through 2.c above)                                                        A248          77    052   M.2.d.

3. Amortized cost of held-to-maturity securities sold or
   transferred to available-for-sale or trading
   securities during the calendar year-to-date (report the
   amortized cost at date of sale or transfer)                                       1778                  0   M.3.

4. Structured notes (included in the held-to-maturity and
   available-for-sale accounts in Schedule
   RC-B, items 2, 3, 5, and 6):

    a. Amortized cost                                                                8782                  0   M.4.a.

    b. Fair value                                                                    8783                  0   M.4.b.

---------------------
(1)  Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2)  Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3)  Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4)  Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item
     2.a that are included in Schedule RC-N, item 9, column C, must equal
     Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item
     4.a, columns A and D.
(5)  Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item
     4.a, columns A and D.
(6)  Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                (Column A)
                                                                            To Be Completed by
                                                                              Banks with $300           (Column B)
                                                                            Million or More in    To Be Completed by All
                                                                             Total Assets(1)              Banks

                                           Dollar Amounts in Thousands     RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:

   a. Construction, land development, and other land loans                                        1415               0   1.a.

   b. Secured by farmland (including farm residential and other
      improvements)                                                                               1420               0   1.b.

   c. Secured by 1-4 family residential properties:

     (1) Revolving, open-end loans secured by 1-4 family
         residential properties and extended under lines of credit                                1797               0   1.c.(1)

     (2) Closed-end loans secured by 1-4 family residential properties:

        (a) Secured by first liens                                                                5367               0   1.c.(2)(a)

        (b) Secured by junior liens                                                               5368               0   1.c.(2)(b)

   d. Secured by multifamily (5 or more) residential properties                                   1460               0   1.d.

   e. Secured by nonfarm nonresidential properties                                                1480               0   1.e.

2. Loans to depository institutions and acceptances of other banks                                1288               0   2.

   a. To commercial banks in the U.S.:

     (1) To U.S. branches and agencies of foreign banks                    B532             N/A                          2.a.(1)

     (2) To other commercial banks in the U.S.                             B533             N/A                          2.a.(2)

   b. To other depository institutions in the U.S.                         B534             N/A                          2.b.

   c. To banks in foreign countries:

     (1) To foreign branches of other U.S. banks                           B536             N/A                          2.c.(1)

     (2) To other banks in foreign countries                               B537             N/A                          2.c.(2)

3. Loans to finance agricultural production and other loans to farmers                            1590               0   3.

4. Commercial and industrial loans                                                                1766               0   4.

   a. To U.S. addressees (domicile)                                        1763             N/A                          4.a.

   b. To non-U.S. addressees (domicile)                                    1764             N/A                          4.b.

5. Not applicable

6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes
    purchased paper):

    a. Credit cards                                                                               B538               0   6.a.

    b. Other revolving credit plans                                                               B539               0   6.b.

    c. Other consumer loans (includes single payment, installment,
       and all student loans)                                                                     2011               0   6.c.

 7. Loans to foreign governments and official institutions (including
    foreign central banks)                                                                        2081               0   7.

 8. Obligations (other than securities and leases) of states and
    political subdivisions in the U.S.                                                            2107               0   8.

 9. Other loans                                                                                   1563               0   9.

    a. Loans for purchasing or carrying securities
    (secured and unsecured)                                                1545             N/A                          9.a.

    b. All other loans (exclude consumer loans)                            1564             N/A                          9.b.

10. Lease financing receivables (net of unearned income)                                          2165               0   10.

    a. Of U.S. addressees (domicile)                                       2182             N/A                          10.a.

    b. Of non-U.S. addressees (domicile)                                   2183             N/A                          10.b.

11. LESS: Any unearned income on loans reflected in items 1-9 above                               2123               0   11.

12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items
    4.a and 4.b)                                                                                  2122               0   12.

---------------
1    The $300 million asset size test is generally based on the total assets reported on the JUNE 30, 2004, Report of Condition.

Schedule RC-C--Continued
Part I. Continued
Memoranda
                                           Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. Loans and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by
   1-4 family residential properties and loans to individuals for household,
   family, and other personal expenditures)                                            1616               0       M.1.

2.  Maturity and repricing data for loans and leases
    (excluding those in nonaccrual status):
    a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (1),(2)

      (1) Three months or less                                                         A564               0       M.2.a.(1)

      (2) Over three months through 12 months                                          A565               0       M.2.a.(2)

      (3) Over one year through three years                                            A566               0       M.2.a.(3)

      (4) Over three years through five years                                          A567               0       M.2.a.(4)

      (5) Over five years through 15 years                                             A568               0       M.2.a.(5)

      (6) Over 15 years                                                                A569               0       M.2.a.(6)

    b. All loans and leases (reported in Schedule RC-C,
       part I, items 1 through 10, column B, above)
       EXCLUDING closed-end loans secured by first liens
       on 1-4 family residential properties (reported in
       Schedule RC-C, part I, item 1.c.(2)(a), column B,
       above) with a remaining maturity or next repricing
       date of: (1),(3)

      (1) Three months or less                                                         A570               0       M.2.b.(1)

      (2) Over three months through 12 months                                          A571               0       M.2.b.(2)

      (3) Over one year through three years                                            A572               0       M.2.b.(3)

      (4) Over three years through five years                                          A573               0       M.2.b.(4)

      (5) Over five years through 15 years                                             A574               0       M.2.b.(5)

      (6) Over 15 years                                                                A575               0       M.2.b.(6)

    c. Loans and leases (reported in Schedule RC-C, part
       I, items 1 through 10, column B, above) with
       a REMAINING MATURITY of one year or less (excluding
       those in nonaccrual status)                                                     A247               0       M.2.c.

3. Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE) included in Schedule RC-C, part I,
   items 4 and 9, column B(4)                                                          2746               0       M.3.

4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),
   column B)                                                                           5370               0       M.4.

5. TO BE COMPLETED BY BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS:(5) Loans
   secured by real estate  to non-U.S. addressees (domicile) (included in
   Schedule RC-C, part I, items 1.a through 1.e, column B)                             B837             N/A       M.5.

MEMORANDUM ITEM 6 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (AS DEFINED IN THE
INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT
CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.

6. Outstanding credit card fees and finance charges
   included in Schedule RC-C, part I, item 6.a                                         C391               0       M.6.

--------------------
1    Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
2    Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
3    Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column
     C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item
     1.c.(2)(a), column B.
4    Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1.a through 1.e, column B.
5    The $300 million asset size test is generally based on the total assets reported on the JUNE 30, 2004, Report of Condition.

SCHEDULE RC-D -- TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS
(SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING
CALENDAR YEAR.

                                                     Dollar Amounts in Thousands     RCON     Bil     Mil     Thou
-------------------------------------------------------------------------------------------------------------------------
ASSETS

1. U.S.Treasury securities                                                           3531                        0    1.

   2. U.S.Government agency obligations (exclude mortgage-backed securities)         3532                        0    2.

   3. Securities issued by states and political subdivisions in the U.S.             3533                        0    3.

   4. Mortgage-backed securities (MBS):

       a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA       3534                        0    4.a.

       b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC,
          or GNMA (include CMOs, REMICs, and stripped MBS)                           3535                        0    4.b.

       c. All other mortgage-backed securities                                       3536                        0    4.c.

   5. Other debt securities                                                          3537                        0    5.

   6.-8. Not applicable

   9. Other trading assets                                                           3541                        0    9.

  10. Not applicable

  11. Derivatives with a positive fair value                                         3543                        0    11.

  12. Total trading assets (sum of items 1 through 11) (must equal
      Schedule RC, item 5)                                                           3545                        0    12.

LIABILITIES                                                                          RCON     Bil     Mil     Thou
-----------                                                                          -----------------------------

  13. Liability for short positions                                                  3546                        0    13.

  14. Derivatives with a negative fair value                                         3547                        0    14.

  15. Total trading liabilities (sum of items 13 and 14) (must equal
      Schedule RC, item 15)                                                          3548                        0    15.

Schedule RC-E--Deposit Liabilities

                                                                     Transaction                      Nontransaction
                                                                      Accounts                            Accounts
                                                 ----------------------------------------------------------------------------
                                                       (Column A)                (Column B)             (Column C)
                                                    Total transaction          Memo: Total demand    Total nontransaction
                                                 accounts (including total    deposits (included     accounts (including
                                                      demand deposits)          in column A)              MMDAs)

                        Dollar Amounts in Thousands  RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations
   (include all certified and official checks)       B549               0                          B550               0   1.

2. U.S.Government                                    2202               0                          2520               0   2.

3. States and political subdivisions in the U.S.     2203               0                          2530               0   3.

4. Commercial banks and other depository
   institutions in the U.S.                          B551               0                          B552               0   4.

5. Banks in foreign countries                        2213               0                          2236               0   5.

6. Foreign governments and official institutions
   (including foreign central banks)                 2216               0                          2377               0   6.

7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                        2215               0   2210               0   2385               0   7.

Memoranda
                                                  Dollar Amounts in Thousands                      RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of
   item 7, columns A and C):

    a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                         6835               0   M.1.a.

    b. Total brokered deposits                                                                     2365               0   M.1.b.

    c. Fully insured brokered deposits (included in Memorandum item 1.b above):

      (1) Issued in denominations of less than $100,000                                            2343               0   M.1.c.(1)

      (2) Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and participated out by the broker in shares
          of $100,000 or less                                                                      2344               0   M.1.c.(2)

    d. Maturity data for brokered deposits:

      (1) Brokered deposits issued in denominations of
          less than $100,000 with a remaining maturity
          of one year or less (included in Memorandum item 1.c.(1) above)                          A243               0   M.1.d.(1)

      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in
          Memorandum item 1.b above)                                                               A244               0   M.1.d.(2)

    e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (TO
       BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                                  5590              N/A  M.1.e.

2. Components of total nontransaction accounts (sum of Memorandum items
   2.a through 2.c must equal item 7, column C above):

    a. Savings deposits:

      (1) Money market deposit accounts (MMDAs)                                                    6810               0   M.2.a.(1)

      (2) Other savings deposits (excludes MMDAs)                                                  0352               0   M.2.a.(2)

    b. Total time deposits of less than $100,000                                                   6648               0   M.2.b.

    c. Total time deposits of $100,000 or more                                                     2604               0   M.2.c.

3. Maturity and repricing data for time deposits of less
   than $100,000:

    a. Time deposits of less than $100,000 with a
       remaining maturity or next repricing date of: (1), (2)

      (1) Three months or less                                                                     A579               0   M.3.a.(1)

      (2) Over three months through 12 months                                                      A580               0   M.3.a.(2)

      (3) Over one year through three years                                                        A581               0   M.3.a.(3)

      (4) Over three years                                                                         A582               0   M.3.a.(4)

    b. Time deposits of less than $100,000 with a
       REMAINING MATURITY of one year or less (included in
       Memorandum items 3.a.(1) and 3.a.(2) above)(3)                                              A241               0   M.3.b.

4. Maturity and repricing data for time deposits of $100,000 or more:

    a. Time deposits of $100,000 or more with a remaining
       maturity or next repricing date of: (1), (4)

      (1) Three months or less                                                                     A584               0   M.4.a.(1)

      (2) Over three months through 12 months                                                      A585               0   M.4.a.(2)

      (3) Over one year through three years                                                        A586               0   M.4.a.(3)

      (4) Over three years                                                                         A587               0   M.4.a.(4)

    b. Time deposits of $100,000 or more with a REMAINING
       MATURITY of one year or less (included in
       Memorandum items 4.a.(1) and 4.a.(2) above)(3)                                              A242               0   M.4.b.

-------------------
(1)  Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2)  Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E,
     Memorandum item 2.b.
(3)  Report both fixed and floating rate time deposits by remaining maturity.
     Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4)  Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E,
     Memorandum item 2.c.

SCHEDULE RC-F--OTHER ASSETS

                                                    Dollar Amounts in Thousands                       RCON  Bil  Mil   Thou
--------------------------------------------------------------------------------------------------------------------------------
1. Accrued interest receivable(1)                                                                     B556              10   1.

2. Net deferred tax assets(2)                                                                         2148         2   797   2.

3. Interest-only strips receivable (not in the form of a security)(3) on:

    a. Mortgage loans                                                                                 A519               0   3.a.

    b. Other financial assets                                                                         A520               0   3.b.

4. Equity securities that DO NOT have readily determinable fair values(4)                             1752         3   000   4.

5. All other assets (itemize and describe amounts greater than $25,000 that
   exceed 25% of this item)                                                                           2168        27   431   5.

    a. Prepaid expenses                                                              2166         0                          5.a.

    b. Cash surrender value of life insurance                                        C009         0                          5.b.

    c. Repossessed personal property (including vehicles)                            1578         0                          5.c.

    d. Derivatives with a positive fair value held for purposes other than trading   C010         0                          5.d.

    e. Retained interests in accrued interest receivable related to
       securitized credit cards                                                      C436         0                          5.e.

    f. (TEXT 3549) ACCOUNTS RECEIVABLE                                               3549    8  747                          5.f.

    g. (TEXT 3550) INTERCOMPANY ACCOUNTS RECEIVABLE                                  3550   15  801                          5.g.

    h. (TEXT 3551)                                                                   3551         0                          5.h.

6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                                 2160        28   900   6.

SCHEDULE RC-G--OTHER LIABILITIES

                                                    Dollar Amounts in Thousands                       RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------------
1.  a. Interest accrued and unpaid on deposits(5)                                                     3645               0   1.a.

    b. Other expenses accrued and unpaid (includes accrued income taxes payable)                      3646        19   168   1.b.

2. Net deferred tax liabilities(2)                                                                    3049               0   2.

3. Allowance for credit losses on off-balance sheet credit exposures                                  B557               0   3.

4. All other liabilities (itemize and describe amounts greater than
   $25,000 that exceed 25% of this item)                                                              2938         4   417   4.

    a. Accounts payable                                                              3066         0                          4.a.

    b. Deferred compensation liabilities                                             C011         0                          4.b.

    c. Dividends declared but not yet payable                                        2932         0                          4.c.

    d. Derivatives with a negative fair value held for purposes other than trading   C012         0                          4.d.

    e. (TEXT 3552)                                                                   3552    9  275                          4.e.

    f. (TEXT 3553) INTERCOMPANY ACCOUNTS PAYABLE                                     3553         0                          4.f.

    g. (TEXT 3554)                                                                   3554         0                          4.g.

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                                 2930        28   585   5.

---------------------------
(1)  Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2)  See discussion of deferred income taxes in Glossary entry on "income taxes."
(3)  Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4)  Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers'
     bank stock.
(5)  For savings banks, include "dividends" accrued and unpaid on deposits.

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                     Dollar Amounts in Thousands                       RCON    Bil    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       ASSETS

 1. Interest-bearing balances due from depository institutions                         3381            41     289     1.

 2. U.S. Treasury securities and U.S. Government agency obligations(2)
    (EXCLUDING MORTGAGE-BACKED SECURITIES)                                             B558            82     666     2.

 3. Mortgage-backed securities(2)                                                      B559                     0     3.

 4. All other securities (2), (3) (INCLUDES SECURITIES ISSUED BY STATES AND
    POLITICAL SUBDIVISIONS IN THE U.S.)                                                B560                   365     4.

 5. Federal funds sold and securities purchased under agreements to resell             3365                     0     5.

 6. ITEMS 6.A THROUGH 6.D.(2) ARE TO BE COMPLETED BY ALL BANKS.

    Loans:

     a. Total loans                                                                    3360                     0     6.a.

     b. Loans secured by real estate                                                   3385                     0     6.b.

     c. Commercial and industrial loans                                                3387                     0     6.c.

     d. Loans to individuals for household, family, and other personal expenditures:

       (1) Credit cards                                                                B561                     0     6.d.(1)

       (2) Other (includes single payment, installment, all student loans, and
           revolving credit plans other than credit cards)                             B562                     0     6.d.(2)

 7. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(4)

    Trading assets                                                                     3401                     0     7.

 8. Lease financing receivables (net of unearned income)                               3484                     0     8.

 9. Total assets(5)                                                                    3368           150     446     9.

LIABILITIES

10. Interest-bearing transaction accounts (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)       3485                     0    10.

11. Nontransaction accounts:

     a. Savings deposits (INCLUDES MMDAs)                                              B563                     0    11.a.

     b. Time deposits of $100,000 or more                                              A514                     0    11.b.

     c. Time deposits of less than $100,000                                            A529                     0    11.c.

12. Federal funds purchased and securities sold under agreements to repurchase         3353                     0    12.

13. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(4)

    Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases)                                                          3355                     0    13.

Memorandum
                                     Dollar Amounts in Thousands                       RCON    Bil    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1. MEMORANDUM ITEM 1 IS TO BE COMPLETED BY:(4)

     o    BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS, AND
     o    BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT HAVE LOANS TO
          FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS (SCHEDULE
          RC-C, PART I, ITEM 3) EXCEEDING FIVE PERCENT OF TOTAL LOANS.

     Loans to finance agricultural production and other loans to farmers               3386                     0     M.1.

---------------------------
(1)  For all items, banks have the option of reporting either (1) an average of
     DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2)  Quarterly averages for all debt securities should be based on amortized cost.
(3)  Quarterly averages for all equity securities should be based on historical cost.
(4)  The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the JUNE 30, 2004,
     Report of Condition.
(5)  The quarterly average for total assets should reflect all debt securities
     (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SCHEDULE RC-L-- DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L.
Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                    Dollar Amounts in Thousands                     RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------------
1. Unused commitments:

    a. Revolving, open-end lines secured by 1-4 family
       residential properties, e.g., home equity
       lines                                                                                        3814               0    1.a.

    b. Credit card lines                                                                            3815               0    1.b.

    c. (1) Commitments to fund commercial real estate, construction,
       and land development loans secured by real estate                                            3816               0    1.c.(1)

       (2) Commitments to fund commercial real estate, construction, and
       land development loans NOT secured by real estate                                            6550               0    1.c.(2)

    d. Securities underwriting                                                                      3817               0    1.d.

    e. Other unused commitments                                                                     3818               0    1.e.

2. Financial standby letters of credit                                                              3819               0    2.

    a. Amount of financial standby letters of credit conveyed to others            3820        0                            2.a.

3. Performance standby letters of credit                                                            3821               0    3.

    a. Amount of performance standby letters of credit conveyed to others          3822        0                            3.a.

4. Commercial and similar letters of credit                                                         3411               0    4.

5. TO BE COMPLETED BY BANKS WITH $100 MILLION OR MORE IN TOTAL ASSETS:(1)
   Participations in acceptances (as described in the instructions) conveyed
   to others by the reporting bank                                                                  3428               0    5.

6. Securities lent (including customers' securities lent where the
   customer is indemnified against loss by the reporting bank)                                      3433               0    6.

7. Credit derivatives:

    a. Notional amount of credit derivatives on which the
       reporting bank is the guarantor                                                              A534               0    7.a.

      (1) Gross positive fair value                                                                 C219               0    7.a.(1)

      (2) Gross negative fair value                                                                 C220               0    7.a.(2)

    b. Notional amount of credit derivatives on which the
       reporting bank is the beneficiary                                                            A535               0    7.b.

      (1) Gross positive fair value                                                                 C221               0    7.b.(1)

      (2) Gross negative fair value                                                                 C222               0    7.b.(2)

8. Spot foreign exchange contracts                                                                  8765               0    8.

9. All other off-balance sheet liabilities (exclude derivatives)
   (itemize and describe each component of this item over 25%
   of Schedule RC, item 28, "Total equity capital")                                                 3430               0    9.

    a. Securities borrowed                                                         3432        0                            9.a.

    b. Commitments to purchase when-issued securities                              3434        0                            9.b.

    c. (TEXT 3555)                                                                 3555        0                            9.c.

    d. (TEXT 3556)                                                                 3556        0                            9.d.

    e. (TEXT 3557)                                                                 3557        0                            9.e.

10. All other off-balance sheet assets (exclude
    derivatives) (itemize and describe each component of
    this item over 25% of Schedule RC, item 28, "Total equity capital")                             5591               0   10.

    a. Commitments to sell when-issued securities                                    3435      0                           10.a.

    b. (TEXT 5592)                                                                   5592      0                           10.b.

    c. (TEXT 5593)                                                                   5593      0                           10.c.

    d. (TEXT 5594)                                                                   5594      0                           10.d.

    e. (TEXT 5595)                                                                   5595      0                           10.e.

11. Year-to-date merchant credit card sales volume:                                          RCON    Bil    Mil    Thou
                                                                                             --------------------------
    a. Sales for which the reporting bank is the acquiring bank                              C223                     0    11.a.

    b. Sales for which the reporting bank is the agent bank with risk                        C224                     0    11.b.

Schedule RC-L--Continued

                      Dollar Amounts in Thousands       (Column A)                (Column B)               (Column C)
                      ---------------------------      Interest Rate           Foreign  Exchange       Equity Derivative
                                                         Contracts                Contracts                Contracts
                                                       -----------------------------------------------------------------
            Derivatives Position Indicators         Tril  Bil  Mil  Thou     Tril  Bil  Mil  Thou     Tril  Bil  Mil  Thou
            --------------------------------------------------------------------------------------------------------------

12. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 12.a through 12.e must equal
    sum of items 13 and 14):                             RCON 8693                 RCON 8694               RCON 8695

    a. Futures contracts                                               0                        0                        0

                                                         RCON 8697                 RCON 8698               RCON 8699

    b. Forward contracts                                               0                        0                        0

    c. Exchange-traded option contracts:                 RCON 8701                 RCON 8702               RCON 8703

       (1) Written options                                             0                        0                        0

                                                         RCON 8705                 RCON 8706               RCON 8707

       (2) Purchased options                                           0                        0                        0

    d. Over-the-counter option contracts:                RCON 8709                 RCON 8710               RCON 8711

       (1) Written options                                             0                        0                        0

                                                         RCON 8713                 RCON 8714               RCON 8715

       (2) Purchased options                                           0                        0                        0

                                                         RCON 3450                 RCON 3826               RCON 8719

    e. Swaps                                                           0                        0                        0

13. Total gross notional amount of                       RCON A126                 RCON A127               RCON 8723
    derivative contracts held for trading                              0                        0                        0

14. Total gross notional amount of
    derivative contracts held for                        RCON 8725                 RCON 8726               RCON 8727
    purposes other than trading                                        0                        0                        0

    a. Interest rate swaps where the
       bank has agreed to pay a                          RCON A589
       fixed rate                                                      0

15. Gross fair values of derivative contracts

    a. Contracts held for trading:                       RCON 8733                 RCON 8734               RCON 8735

       (1) Gross positive fair value                                   0                        0                        0

                                                         RCON 8737                 RCON 8738               RCON 8739

       (2) Gross negative fair value

    b. Contracts held for purposes other                               0                        0                        0
       than trading:                                     RCON 8741                 RCON 8742               RCON 8743

       (1) Gross positive fair value                                   0                        0                        0

                                                         RCON 8745                 RCON 8746               RCON 8747

       (2) Gross negative fair value                                   0                        0                        0

                                                              (Column D)
                                                            Commodity and
                      Dollar Amounts in Thousands          Other Contracts
                      ---------------------------          ---------------
            Derivatives Position Indicators              Tril  Bil  Mil  Thou
            -----------------------------------------------------------------

12. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 12.a through 12.e must equal
    sum of items 13 and 14):                                  RCON 8696

    a. Futures contracts                                                    0   12.a.

                                                              RCON 8700

    b. Forward contracts                                                    0   12.b.

    c. Exchange-traded option contracts:                      RCON 8704

       (1) Written options                                                  0   12.c.(1)

                                                              RCON 8708

       (2) Purchased options                                                0   12.c.(2)

    d. Over-the-counter option contracts:                     RCON 8712

       (1) Written options                                                  0   12.d.(1)

                                                              RCON 8716

       (2) Purchased options                                                0   12.d.(2)

                                                              RCON 8720

    e. Swaps                                                                0   12.e.

13. Total gross notional amount of                            RCON 8724
    derivative contracts held for trading                                   0   13.

14. Total gross notional amount of
    derivative contracts held for                             RCON 8728
    purposes other than trading                                             0   14.

    a. Interest rate swaps where the
       bank has agreed to pay a
       fixed rate                                                               14.a.

15. Gross fair values of derivative contracts

    a. Contracts held for trading:                            RCON 8736

       (1) Gross positive fair value                                        0   15.a.(1)

                                                              RCON 8740

       (2) Gross negative fair value

    b. Contracts held for purposes other                                    0   15.a(2)
       than trading:                                          RCON 8744

       (1) Gross positive fair value                                        0   15.b.(1)

                                                              RCON 8748

       (2) Gross negative fair value                                        0   15.b.(2)

---------------------
(1)  The $100 million asset size test is generally based on the total assets reported in the JUNE 30, 2004, Report of Condition.

Schedule RC-M--Memoranda

                                                         Dollar Amounts in Thousands       RCON    Bil    Mil    Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its
   executive officers, directors, principal shareholders,
   and their related interests as of the report date:

    a. Aggregate amount of all extensions of credit to all
       executive officers, directors, principal
       shareholders, and their related interests                                           6164                     0   1.a.

    b. Number of executive officers, directors, and principal
       shareholders to whom the amount of all
       extensions of credit by the reporting bank
       (including extensions of credit to related
       interests) equals or exceeds the lesser of $500,000
       or 5 percent of total capital as defined for this                       Number
       purpose in agency regulations                                       6165         0                               1.b.

2. Intangible assets other than goodwill:

    a. Mortgage servicing assets                                                           3164                     0   2.a.

      (1) Estimated fair value of mortgage servicing assets             A590            0                               2.a.(1)

    b. Purchased credit card relationships and nonmortgage servicing assets                B026                     0   2.b.

    c. All other identifiable intangible assets                                            5507                     0   2.c.

    d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)          0426                     0   2.d.

3. Other real estate owned:

    a. Direct and indirect investments in real estate ventures                             5372                     0   3.a.

    b. All other real estate owned:

      (1) Construction, land development, and other land                                   5508                     0   3.b.(1)

      (2) Farmland                                                                         5509                     0   3.b.(2)

      (3) 1-4 family residential properties                                                5510                     0   3.b.(3)

      (4) Multifamily (5 or more) residential properties                                   5511                     0   3.b.(4)

      (5) Nonfarm nonresidential properties                                                5512                     0   3.b.(5)

    c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                   2150                     0   3.c.

4. Investments in unconsolidated subsidiaries and associated companies:

    a. Direct and indirect investments in real estate ventures                             5374                     0   4.a.

    b. All other investments in unconsolidated subsidiaries and associated companies       5375                     0   4.b.

    c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                   2130                     0   4.c.

5.  Other borrowed money:

    a. Federal Home Loan Bank advances:

      (1) With a remaining maturity of one year or less(1)                                 2651                     0   5.a.(1)

      (2) With a remaining maturity of more than one year through three years              B565                     0   5.a.(2)

      (3) With a remaining maturity of more than three years                               B566                     0   5.a.(3)

    b. Other borrowings:

      (1) With a remaining maturity of one year or less                                    B571                     0   5.b.(1)

      (2) With a remaining maturity of more than one year through three years              B567                     0   5.b.(2)

      (3) With a remaining maturity of more than three years                               B568                     0   5.b.(3)

    c. Total (sum of items 5.a.(1) through 5.b.(3))(must
       equal Schedule RC, item 16)                                                         3190                     0   5.c.

                                                                                                   Yes           No
6. Does the reporting bank sell private label or third party mutual funds and annuities?   B569                  X      6.

                                                                                           RCON    Bil    Mil    Thou
                                                                                           --------------------------
7. Assets under the reporting bank's management in proprietary mutual funds and annuities  B570                     0   7.

8. Primary Internet Web site address of the bank (home page), if any
       (Example:www.examplebank.com)
       (TEXT 4087) http://www.DEUTSCHE-BANK.COM                                                                         8.

9. Do any of the bank's Internet Web sites have transactional capability, i.e, allow the           Yes           No
   bank's customers to execute transactions on their accounts through the Web site?        4088                  X      9.

--------------------
(1)   Includes overnight Federal Home Loan Bank advances.

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                                              (Column A)         (Column B)         (Column C)
                                                               Past Due          Past Due 90        Nonaccrual
                                                             30 through 89      days or more
                                                            days and still        and still
                                                               accruing           accruing
                           Dollar Amounts in Thousands    RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------------

1. Loans secured by real estate:

   a. Construction, land development, and other
      land loans                                          2759            0     2769            0     3492            0   1.a.

   b. Secured by farmland                                 3493            0     3494            0     3495            0   1.b.

   c. Secured by 1-4 family residential properties:

     (1) Revolving, open-end loans secured by
         1-4 family residential properties and
         extended under lines of credit                   5398            0     5399            0     5400            0   1.c.(1)

     (2) Closed-end loans secured by 1-4 family
         residential properties:
         (a) Secured by first liens                       C236            0     C237            0     C229            0   1.c.(2)(a)
         (b) Secured by junior liens                      C238            0     C239            0     C230            0   1.c.(2)(b)

   d. Secured by multifamily (5 or more) residential
      properties                                          3499            0     3500            0     3501            0   1.d.

   e. Secured by nonfarm nonresidential
      properties:                                         3502            0     3503            0     3504            0   1.e.

2. Loans to depository institutions and
   acceptances of other banks                             B834            0     B835            0     B836            0   2.

3. Not applicable

4. Commercial and industrial loans                        1606            0     1607            0     1608            0   4.

5. Loans to individuals for household, family, and
   other personal expenditures:

   a. Credit cards                                        B575            0     B576            0     B577            0   5.a.

   b. Other (includes single payment, installment,
      all student loans, and revolving credit plans
      other than credit cards)                            B578            0     B579            0     B580            0   5.b.

6. Loans to foreign governments and official
   institutions                                           5389            0     5390            0     5391            0   6.

7. All other loans(1)                                     5459            0     5460            0     5461            0   7.

8. Lease financing receivables                            1226            0     1227            0     1228            0   8.

9. Debt securities and other assets (exclude
   other real estate owned and other repossessed assets)  3505            0     3506            0     3507            0   9.
-----------------------------------------------------------------------------------------------------------------------------------

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou
                                                          -----------------------------------------------------------------

10. Loans and leases reported in items 1 through 8
    above which are wholly or partially guaranteed
    by the U.S. Government                                5612            0     5613            0      5614            0     10.

    a. Guaranteed portion of loans and leases
       included in item 10 above (exclude rebooked
       "GNMA loans")                                      5615            0     5616            0      5617            0     10.a.

    B.  REBOOKED "GNMA LOANS THAT HAVE BEEN
        REPURCHASED OR ARE ELIGIBLE FOR REPURCHASE
        INCLUDED IN ITEM 10 ABOVE                         C866            0     C867            0      C868            0     10.b.

------------
1    Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

Schedule RC-N--Continued

                                                                   (Column A)            (Column B)
                                                               Past due 30 through  Past due 90 days or
                                                                89 days and still      more and still         (Column C)
Memoranda                                                           accruing              accruing            Nonaccrual
                              Dollar Amounts in Thousands   RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in Schedule
   RC-N, items 1 through 8, above (and not reported in
   Schedule RC-C, Part I, Memorandum item 1)                1658               0  1659               0  1661               0  M.1.

2. Loans to finance commercial real estate, construction,
   and land development activities (NOT SECURED BY REAL
   ESTATE) included in Schedule RC-N, items 4 and 7, above  6558               0  6559               0  6560               0  M.2.

3. MEMORANDUM ITEMS 3.A THROUGH 3.D ARE TO BE COMPLETED BY
   BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS:(1)

   a. Loans secured by real estate to non-U.S. addressees
      (domicile) (included in Schedule RC-N, item 1, above) 1248             N/A  1249             N/A  1250             N/A  M.3.a

   b. Loans to and acceptances of foreign banks (included
      in Schedule RC-N, item 2, above)                      5380             N/A  5381             N/A  5382             N/A  M.3.b.

   c. Commercial and industrial loans to non-U.S.
      addressees (domicile) (included in Schedule RC-N,
      item 4, above)                                        1254             N/A  1255             N/A  1256             N/A  M.3.c.

   d. Lease financing receivables of non-U.S. addressees
      (domicile) (included in Schedule RC-N, item 8, above) 1271             N/A  1272             N/A  1791             N/A  M.3.d.

4. MEMORANDUM ITEM 4 IS TO BE COMPLETED BY:(1)

   O BANKS WITH $300 MILLION OR MORE IN TOTAL ASSETS

   O BANKS WITH LESS THAN $300 MILLION IN TOTAL ASSETS THAT
     HAVE LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER
     LOANS TO FARMERS (SCHEDULE RC-C, PART I, ITEM 3)
     EXCEEDING FIVE PERCENT OF TOTAL LOANS:

     Loans to finance agricultural production and
     other loans to farmers
     (included in Schedule RC-N, item 7,
     above)                                                 1594               0  1597               0  1583               0  M.4.

5. Loans and leases held for sale (included in Schedule
   RC-N, items 1 through 8, above)                          C240               0  C241               0  C226               0  M.5.

                                                                   (Column A)            (Column B)
                                                               Past due 30 through   Past due 90 days or
                                                                     89 days                more
                                                               RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
                                                               ------------------------------------------

   MEMORANDUM ITEM 6 IS TO BE COMPLETED BY BANKS
   WITH $300 MILLION OR MORE IN TOTAL ASSETS:(1)

6. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   Fair value of amounts carried as assets                     3529            N/A   3530             N/A  M.6.

-------------------
(1)  The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the
     JUNE 30, 2004, Report of Condition.

Schedule RC-O -- Other Data for Deposit Insurance and FICO Assessments

                                                    Dollar Amounts in Thousands    RCON     Bil     Mil     Thou
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   1. Unposted debits (see instructions):

       a. Actual amount of all unposted debits                                     0030                        0     1.a.
       OR

       b. Separate amount of unposted debits:
         (1) Actual amount of unposted debits to demand deposits                   0031                        0     1.b.(1)
         (2) Actual amount of unposted debits to time and savings deposits(1)      0032                        0     1.b.(2)

   2. Unposted credits (see instructions):

       a. Actual amount of all unposted credits                                    3510                        0     2.a.
       OR

       b. Separate amount of unposted credits:
         (1) Actual amount of unposted credits to demand deposits                  3512                        0     2.b.(1)
         (2) Actual amount of unposted credits to time and savings deposits(1)     3514                        0     2.b.(2)

   3. Uninvested trust funds (cash) held in bank's own trust department
      (not included in total deposits)                                             3520                        0     3.

   4. Deposits of consolidated subsidiaries (not included in total deposits):

       a. Demand deposits of consolidated subsidiaries                             2211                        0     4.a.

       b. Time and savings deposits(1) of consolidated subsidiaries                2351                        0     4.b.

       c. Interest accrued and unpaid on deposits of consolidated subsidiaries     5514                        0     4.c.

   5. Not applicable

   6. Reserve balances actually passed through to the
      Federal Reserve by the reporting bank on behalf of its
      respondent depository institutions that are also
      reflected as deposit liabilities of the reporting
      bank:

       a. Amount reflected in demand deposits (included in Schedule RC-E,
          item 7, column B)                                                        2314                        0     6.a.

       b. Amount reflected in time and savings deposits(1) (included in Schedule
          RC-E, item 7, column A or C, but not column B)                           2315                        0     6.b.

   7. Unamortized premiums and discounts on time and savings deposits:(1),(2)

       a. Unamortized premiums                                                     5516                        0     7.a.

       b. Unamortized discounts                                                    5517                        0     7.b.

   8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."

       a. Deposits purchased or acquired from other
         FDIC-insured institutions during the quarter:
         (1) Total deposits purchased or acquired from other
             FDIC-insured institutions during the
             quarter                                                               A531                        0     8.a.(1)
         (2) Amount of purchased or acquired deposits reported in
             item 8.a.(1) above attributable to a
             secondary fund (i.e., BIF members report deposits
             attributable to SAIF; SAIF members report
             deposits attributable to BIF)                                         A532                        0     8.a.(2)

       b. Total deposits sold or transferred to other
          FDIC-insured institutions during the quarter                             A533                        0     8.b.

   9. Deposits in lifeline accounts                                                5596                      N/A     9.

  10. Benefit-responsive "Depository Institution
      Investment Contracts" (included in total deposits)                           8432                        0     10.

---------------------------
(1)  For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)  Exclude core deposit intangibles.

Schedule RC-O--Continued

                                                    Dollar Amounts in Thousands    RCON     Bil     Mil     Thou
---------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:

        a. Amount by which demand deposits would be reduced
           if the reporting bank's reciprocal demand
           balances with the domestic offices of U.S. banks and
           savings associations and insured
           branches in Puerto Rico and U.S. territories and
           possessions that were reported on a gross
           basis in Schedule RC-E had been reported on a net basis                 8785                        0     11.a.

        b. Amount by which demand deposits would be
           increased if the reporting bank's reciprocal
           demand balances with foreign banks and foreign
           offices of other U.S. banks (other than insured
           branches in Puerto Rico and U.S. territories and
           possessions) that were reported on a net basis in
           Schedule RC-E had been reported on a gross basis                        A181                        0     11.b.

        c. Amount by which demand deposits would be reduced
           if cash items in process of collection were
           included in the calculation of the reporting
           bank's net reciprocal demand balances with the
           domestic offices of U.S. banks and savings
           associations and insured branches in Puerto Rico
           and U.S. territories and possessions in Schedule
           RC-E                                                                    A182                        0     11.c.

      12. Amount of assets netted against deposit
          liabilities on the balance sheet (Schedule RC) in
          accordance with generally accepted accounting
          principles (exclude amounts related to reciprocal
          demand balances):

        a. Amount of assets netted against demand deposits                         A527                        0     12.a.

        b. Amount of assets netted against time and savings deposits               A528                        0     12.b.

Memoranda (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                                    Dollar Amounts in Thousands    RCON     Bil     Mil     Thou
-----------------------------------------------------------------------------------------------------------------------------
       1. Total deposits of the bank (sum of Memorandum
          items 1.a.(1) and 1.b.(1) must equal Schedule RC,
          item 13.a):

        a. Deposit accounts of $100,000 or less:(1)

        (1) AMOUNT of deposit accounts of $100,000 or less                         2702                        0     M.1.a.(1)

        (2) NUMBER of deposit accounts of $100,000 or less                       Number
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                              3779                       N/A    M.1.a.(2)

        b. Deposit accounts of more than $100,000:(1)

        (1) AMOUNT of deposit accounts of more than $100,000                       2710                        0     M.1.b.(1)
                                                                                 Number
        (2) NUMBER of deposit accounts of more than $100,000                       2722                        0     M.1.b.(2)

MEMORANDUM ITEM 2 IS TO BE COMPLETED BY ALL BANKS.
  2. Estimated amount of uninsured deposits (see instructions)                     5597                        0     M.2.
  3. Has the reporting institution been consolidated with a parent bank or savings association in that parent
     bank's or parent saving association's Call Report or Thrift
     Financial Report? If so, report the legal
     title and FDIC Certificate Number of the parent bank
     or parent savings association:                                                RCON        FDIC Cert No.
     (TEXT A545)                                                                   A545                        0     M.3.

---------------
(1)  The dollar amounts used as the basis for reporting in Memoranda items 1.a and 1.b reflect the deposit insurance limits in effect on the report date.

Schedule RC-R--Regulatory Capital

                                                                       Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        TIER 1 CAPITAL

   1. Total equity capital (from Schedule RC, item 28)                                              3210       120   947    1.

   2. LESS: Net unrealized gains (losses) on available-for-sale securities(1)
      (if a gain, report as a positive value; if a loss, report as a negative value)                8434             -24    2.

   3. LESS: Net unrealized loss on available-for-sale EQUITY securities(1)
      (report loss as a POSITIVE value)                                                             A221               0    3.

   4. LESS: Accumulated net gains (losses) on cash flow hedges(1)
      (if a gain, report as a positive value; if a loss, report as a negative value)                4336               0    4.

   5. LESS: Nonqualifying perpetual preferred stock                                                 B588               0    5.

   6. Qualifying minority interests in consolidated subsidiaries                                    B589               0    6.

   7. LESS: Disallowed goodwill and other disallowed intangible assets                              B590               0    7.

   8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                                 C227       120   971    8.

   9. a. LESS: Disallowed servicing assets and purchased credit card relationships                  B591               0    9.a.

      b. LESS: Disallowed deferred tax assets                                                       5610               0    9.b.

  10. Other additions to (deductions from) Tier 1 capital                                           B592               0    10.

  11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)                                8274       120   971    11.

TIER 2 CAPITAL

  12. Qualifying subordinated debt and redeemable preferred stock                                   5306               0    12.

  13. Cumulative perpetual preferred stock includible in Tier 2 capital                             B593               0    13.

  14. Allowance for loan and lease losses includible in Tier 2 capital                              5310               0    14.

  15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital         2221               0    15.

  16. Other Tier 2 capital components                                                               B594               0    16.

  17. Tier 2 capital (sum of items 12 through 16)                                                   5311               0    17.

  18. Allowable Tier 2 capital (lesser of item 11 or 17)                                            8275               0    18.

  19. Tier 3 capital allocated for market risk                                                      1395               0    19.

  20. LESS: Deductions for total risk-based capital                                                 B595               0    20.

  21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                          3792       120   971    21.

TOTAL ASSETS FOR LEVERAGE RATIO

  22. Average total assets (from Schedule RC-K, item 9)                                             3368       150   446    22.

  23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)          B590               0    23.

  24. LESS: Disallowed servicing assets and purchased credit card relationships
      (from item 9.a above)                                                                         B591               0    24.

  25. LESS: Disallowed deferred tax assets (from item 9.b above)                                    5610               0    25.

  26. LESS: Other deductions from assets for leverage capital purposes                              B596               0    26.

  27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)         A224       150   446    27.

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES

  28. a. Adjustment to Tier 1 capital reported in item 11                                           C228               0    28.a.

      b. Adjustment to total risk-based capital reported in item 21                                 B503               0    28.b.

  29. Adjustment to risk-weighted assets reported in item 62                                        B504               0    29.

  30. Adjustment to average total assets reported in item 27                                        B505               0    30.

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be                       (Column A)          (Column B)
completed by banks with financial subsidiaries.)                                 RCON   Percentage  RCON   Percentage

       31. Tier 1 leverage ratio(2)                                              7273     0 . 0  0  7204   8  0 . 4  1      31.

       32. Tier 1 risk-based capital ratio(3)                                    7274     0 . 0  0  7206   0  9 . 9  8      32.

       33. Total risk-based capital ratio(4)                                     7275     0 . 0  0  7205   0  9 . 9  8      33.

----------------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other compreensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

Schedule RC-R--Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                      (Column A)     (Column B)      (Column C)      (Column D)      (Column E)     (Column F)
                                         Totals       Items Not
                                         (FROM         Subject
                                        SCHEDULE          to
                                          RC)           Risk-                 Allocation by Risk Weight Category
                                                      Weighting           0%             20%             50%             100%
Dollar Amounts in Thousands         Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  BALANCE SHEET ASSET CATEGORIES

34. Cash and balances due from
    depository institutions
    (Column A equals the sum of
    Schedule  RC items 1.a          RCON 0010       RCON C869       RCON B600       RCON B601                       RCON B602
    and 1.b)                           27   774               0              91        27   683                               0  34.

                                    RCON 1754       RCON B603       RCON B604       RCON B605       RCON B606       RCON B607
35. Held-to-maturity securities               0               0               0               0               0               0  35.

                                    RCON 1773       RCON B608       RCON B609       RCON B610       RCON B611       RCON B612
36. Available-for-sale securities      83   448             -41        18   022       65    467               0               0  36.

37. Federal funds sold and
    securities purchased under      RCON C225                       RCON C063       RCON C064                       RCON B520
    agreements to resell                      0                               0               0                               0  37.

                                    RCON 5369       RCON B617       RCON B618       RCON B619       RCON B620       RCON B621
38. Loans and leases held for sale            0               0               0               0               0               0  38.

39. Loans and leases, net of        RCON B528       RCON B622       RCON B623       RCON B624       RCON B625       RCON B626
    unearned income                           0               0               0               0               0               0  39.

40. LESS: Allowance for loan        RCON 3123       RCON 3123
    and lease  losses                         0               0                                                                  40.

                                    RCON 3545       RCON B627       RCON B628       RCON B629       RCON B630       RCON B631
41. Trading assets                            0               0               0               0               0               0  41.

                                    RCON B639       RCON B640       RCON B641       RCON B642       RCON B643       RCON 5339
42.  All other assets(1)               38   310               0         3   000        18   644               0        15   619  42.

43. Total assets (sum of items      RCON 2170       RCON B644       RCON 5320       RCON 5327       RCON 5334       RCON 5340
    34 through 42)                    149   532             -41        21   113       111   794               0        16   666  43.

-----------------
(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptance outstanding, intangible assets, and other assets.

Schedule RC-R--Continued

                          (Column A)         Credit      (Column B)     (Column C)     (Column D)      (Column E)      (Column F)
                          Face Value       Conversion      Credit
Dollar                        or             Factor       Equivalent                 Allocation by Risk Weight Category
Amounts                    Notional                        Amount(1)                ----------------------------------
in                          Amount                                          0%             20%             50%            100%
Thousands                Bil  Mil  Thou               Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DERIVATIVES AND OFF-BALANCE
SHEET ITEMS
44. Financial standby           RCON B546                 RCON B547   RCON B548       RCON B581      RCON B582   RCON B583
    letters of credit                   0  1.00 or 12.5(2)        0           0               0              0           0       44.

45. Performance standby         RCON 3821                 RCON B650   RCON B651       RCON B652      RCON B653   RCON B654
    letters of credit                   0        0.50             0           0               0              0           0       45.

46. Commercial and similar      RCON 3411                 RCON B655   RCON B656       RCON B657      RCON B658   RCON B659
    letters of credit                   0        0.20             0           0               0              0           0       46.

47. Risk participations
    in bankers acceptances
    acquired by the
    reporting                   RCON 3429                 RCON B660   RCON B661       RCON B662                  RCON B663
    institution                         0        1.00             0           0               0                          0       47.

                                RCON 3433                 RCON B664   RCON B665       RCON B666      RCON B667   RCON B668
48. Securities lent                     0        1.00             0           0               0              0           0       48.

49. Retained recourse on
    small business
    obligations                 RCON A250                 RCON B669   RCON B670       RCON B671      RCON B672   RCON B673
    sold with recourse                  0        1.00             0           0               0              0           0       49.

50. Recourse and direct credit
    substitutes (other than
    financial standby letters
    of credit) subject to the
    low-level exposure rule
    and residual  interests
    subject to a  dollar-
    for-dollar                  RCON B541                 RCON B542                                              RCON B543
    capital requirement                 0        12.5(3)          0                                                      0       50.

51. All other financial         RCON B675                 RCON B676   RCON B677       RCON B678      RCON B679   RCON B680
    assets sold with recourse           0        1.00             0           0               0              0           0       51.

52. All other off-balance       RCON B681                 RCON B682   RCON B683       RCON B684      RCON B685   RCON B686
    sheet liabilities                   0        1.00             0           0               0              0           0       52.

53. Unused commitments with an
    original maturity           RCON 3833                 RCON B687   RCON B688       RCON B689      RCON B690   RCON B691
    exceeding one year                  0        0.50             0           0               0              0           0       53.

                                                          RCON A167   RCON B693       RCON B694      RCON B695
54. Derivative contracts                                          0           0               0              0                   54.

-------------------
(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or institution-specific factor.

Schedule RC-R--Continued

                                                                           (Column C)   (Column D)     (Column E)    (Column F)
                                                                                     Allocation by Risk Weight Category
                                                                                     ----------------------------------
                                                                               0%           20%           50%           100%
                                           Dollar Amounts in Thousands    Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTALS
  55. Total assets, derivatives, and
      off-balance sheet items by risk                                      RCON B696     RCON B697     RCON B698    RCON B699
      weight category (for each column,                                        21  113      111  794             0       16  666 55.
      sum of items 43 through 54)                                             x 0%         x 20%         x 50%        x 100%     56.

  56. Risk weight factor

  57. Risk-weighted assets by risk
      weight category (for each column,                                    RCON B700     RCON B701     RCON B702    RCON B703
      item 55 multiplied by item 56)                                            0    0       22  359             0       16  666 57.

                                                                                                                    RCON 1651
  58. Market risk equivalent assets                                                                                            0 58.

  59. Risk-weighted assets before
      deductions for excess allowance
      for loan and lease losses and
      allocated transfer risk reserve
      (sum of item 57, columns C through                                                                            RCON B704
      F, and item 58)                                                                                                    39  025 59.

  60. LESS: Excess allowance for loan
      and lease losses                                                                                              RCON A222
                                                                                                                               0 60.

                                                                                                                    RCON 3128
  61. LESS: Allocated transfer risk reserve                                                                                    0 61.

  62. Total risk-weighted assets (item                                                                              RCON A223
      59 minus items 60 and 61)                                                                                          39  025 62.

Memoranda
                                                                  Dollar Amounts in Thousands     RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
  1.  Current credit exposure across all derivative contracts
      covered by the risk-based capital standards.                                                8764               0       M.1.

                                                                         With a remaining maturity of
                                                  --------------------------------------------------------------------------------
                                                                              (Column B)
                                                       (Column A)            Over one year               (Column C)
                                                        One year or less     through five years       Over five years
                                                    RCON Tril Bil Mil Thou  RCON Tril Bil Mil Thou  RCON Tril Bil Mil Thou
  2. Notional principal amounts of
     derivative contracts:(1)

     a. Interest rate contracts                    3809                 0  8766                 0  8767                 0    M.2.a.
     b. Foreign exchange contracts                 3812                 0  8769                 0  8770                 0    M.2.b.
     c. Gold contracts                             8771                 0  8772                 0  8773                 0    M.2.c.
     d. Other precious metals contracts            8774                 0  8775                 0  8776                 0    M.2.d.
     e. Other commodity contracts                  8777                 0  8778                 0  8779                 0    M.2.e.
     f. Equity derivative contracts                A000                 0  A001                 0  A002                 0    M.2.f.

------------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RC-S--Servicing, Securitization and Asset Sale Activities

                                   (Column A)     (Column B)    (Column C)   (Column D)     (Column E)     (Column F)     (Column G)
                                   1-4 Family        Home       Credit Card      Auto         Other      Commercial and   All Other
                                   Residential      Equity      Receivables     Loans        Consumer      Industrial     Loans and
                                      Loans         Lines                                     Loans          Loans        All Leases
   Dollar Amounts in Thousands   Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 BANK SECURITIZATION ACTIVITIES

1.  Outstanding principal balance
    of assets sold and securitized
    by the reporting bank with
    servicing retained or with
    recourse or other
    seller-provided credit           RCON B705    RCON B706    RCON B707    RCON B708    RCON B709    RCON B710  RCON B711
    enhancements                             0            0            0            0            0            0          0     1.

2.  Maximum amount of credit
    exposure arising from recourse
    or other seller-provided credit
    enhancements provided to
    structures reported in item 1
    in the form of:
    a.  Credit-enhancing interest-only
        strips (included in Schedules
        RC-B or RC-F or in           RCON B712    RCON B713    RCON B714    RCON B715    RCON B716    RCON B717  RCON B718
        Schedule RC, item 5)                 0            0            0            0            0            0          0     2.a.

    b.  Subordinated securities, and
        other residual               RCON C393    RCON C394    RCON C395    RCON C396    RCON C397    RCON C398  RCON C399
        interests                            0            0            0            0            0            0          0     2.b.

    c.  Standby letters of credit    RCON C400    RCON C401    RCON C402    RCON C403    RCON C404    RCON C405  RCON C406
        and other enhancements               0            0            0            0            0            0          0     2.c.

3.  Reporting bank's unused
    commitments to provide
    liquidity to structures          RCON B726    RCON B727    RCON B728    RCON B729    RCON B730    RCON B731  RCON B732
    reported in item 1                       0            0            0            0            0            0          0     3.

4.  Past due loan amounts included
    in item 1:                       RCON B733    RCON B734    RCON B735    RCON B736    RCON B737    RCON B738  RCON B739
    a. 30-89 days past due                   0            0            0            0            0            0          0     4.a.
                                     RCON B740    RCON B741    RCON B742    RCON B743    RCON B744    RCON B745  RCON B746

    b. 90 days or more past due              0            0            0            0            0            0          0     4.b.

 5. Charge-offs and recoveries on
    assets sold and securitized
    with servicing retained or
    with recourse or other
    seller-provided credit
    enhancements (calendar
    year-to-date):                   RIAD B747    RIAD B748    RIAD B749    RIAD B750    RIAD B751    RIAD B752  RIAD B753
    a. Charge-offs                           0            0            0            0            0            0          0     5.a.

                                     RIAD B754    RIAD B755    RIAD B756    RIAD B757    RIAD B758    RIAD B759  RIAD B760
    b. Recoveries                            0            0            0            0            0            0          0     5.b.

6. Amount of ownership (or
   seller's) interests carried as:

   a. Securities (included in
     Schedule RC-B or in                          RCON B761    RCON B762                              RCON B763
     Schedule RC, item 5)                                 0            0                                      0                 6.a.
                                                  RCON B500    RCON B501                              RCON B502
   b. Loans (included in Schedule RC-C)                   0            0                                      0                 6.b.

7. Past due loan amounts included in
   interests reported in item 6.a:                RCON B764    RCON B765                              RCON B766

   a. 30-89 days past due                                 0            0                                      0                 7.a.

                                                  RCON B767    RCON B768                              RCON B769
   b. 90 days or more past due                            0            0                                      0                 7.b.

8. Charge-offs and recoveries on
   loan amounts included in
   interests reported in item 6.a
   (calendar year-to-date):                       RIAD B770    RIAD B771                              RIAD B772

   a. Charge-offs                                         0            0                                      0                 8.a.

                                                  RIAD B773    RIAD B774                              RIAD B775
   b. Recoveries                                          0            0                                      0                 8.b.

FOR SECURITIZATION FACILITIES SPONSORED BY OR
OTHERWISE ESTABLISHED BY OTHER INSTITUTIONS

 9. Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to
    other institutions' securitization
    structures in the form of standby
    letters of credit, purchased
    subordinated securities, and     RCON B776    RCON B777     CON B778    RCON B779     RCON B780   RCON B781       RCON B782
    other enhancements                       0            0            0            0             0           0               0 9.

10. Reporting bank's unused
    commitments to provide liquidity
    to other institutions'           RCON B783    RCON B784    RCON B785    RCON B786     RCON B787   RCON B788       RCON B789
    securitization structures                0            0            0            0             0           0               0 10.

BANK ASSET SALES
  11. Assets sold with recourse or
      other seller-provided
      credit enhancements and not
      securitized by the             RCON B790    RCON B791    RCON B792    RCON B793     RCON B794   RCON B795       RCON B796
      reporting bank                         0            0            0            0             0           0               0 11.

  12. Maximum amount of credit
      exposure arising from
      recourse or other seller-
      provided credit enhancements
      provided to assets reported in  RCON B797    RCON B798    RCON B799    RCON B800     RCON B801   RCON B802       RCON B803
      item 11                                 0            0            0            0             0           0               0 12.

Memoranda
                                                                Dollar Amounts in Thousands   RCON    Bil    Mil    Thou
-----------------------------------------------------------------------------------------------------------------------------------
  1. Small business obligations transferred with recourse
     under Section 208 of the Riegle Community Development
     and Regulatory Improvement Act of 1994:
      a. Outstanding principal balance                                                        A249                      0  M.1.a.
      b. Amount of retained recourse on these obligations as of the report date               A250                      0  M.1.b.

  2. Outstanding principal balance of assets serviced for others:
      a. 1-4 family residential mortgages serviced with
         recourse or other servicer-provided credit
         enhancements                                                                         B804                      0  M.2.a.
      b. 1-4 family residential mortgages serviced with no
         recourse or other servicer-provided credit
         enhancements                                                                         B805                      0  M.2.b.
      c. Other financial assets(1)                                                            A591                      0  M.2.c.

  3. Asset-backed commercial paper conduits:
      a. Maximum amount of credit exposure arising from
         credit enhancements provided to conduit structures
         in the form of standby letters of credit,
         subordinated securities, and other enhancements:
        (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company   B806                      0  M.3.a.(1)
        (2) Conduits sponsored by other unrelated institutions                                B807                      0  M.3.a.(2)
      b. Unused commitments to provide liquidity to conduit
         structures:
        (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company   B808                      0  M.3.b.(1)
        (2) Conduits sponsored by other unrelated institutions                                B809                      0  M.3.b.(2)

  4. Outstanding credit card fees and finance charges
        included in Schedule RC-S, item 1, column C(2)                                        C407                      0  M.4.
-----------------------
 (1)  Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
 (2)  Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank
      Performance Report purposes.

Schedule RC-T--Fiduciary and Related Services

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE
AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

                                                                                                 RCON      YES      NO
   1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T)       A345      X              1.

                                                                                                 RCON      YES      NO
   2. Does the institution exercise the fiduciary powers it has been granted?                    A346      X              2.

   3. Does the institution have any fiduciary or related
      activity (in the form of assets or accounts) to
      report in this schedule? (If "NO," do not complete the                                     RCON      YES      NO
      rest of Schedule RC-T.)                                                                    B867      X              3.

If the answer to item 3 is "YES," complete the applicable
items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of
columns A and B) greater than $250 million (as of the
preceding December 31) or with gross fiduciary and related
services income greater than 10% of revenue (net interest
income plus noninterest income) for the preceding calendar
year must complete:

- Items 4 through 19 quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December
  report.

Institutions with total fiduciary assets (item 9, sum of
columns A and B) greater than $100 million but less than or
equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly
reporting must complete:

- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December
  report.

Institutions with total fiduciary assets (item 9, sum of
columns A and B) of $100 million or less (as of the
preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

- Items 4 through 10 annually with the December report, and
- Memorandum items 1 through 3 annually with the December
  report.

                                                                                                   (Column C)        (Column D)
                                                            (Column A)         (Column B)          Number of          Number of
                                                              Managed          Non-Managed          Managed          Non-Managed
                                                              Assets             Assets             Accounts          Accounts
                         Dollar Amounts in Thousands     Tril Bil Mil Thou  Tril Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                                  RCON B868          RCON B869        RCON B870        RCON B871
   4. Personal trust and agency accounts                          232  268            12  572            45                  2  4.

   5. Retirement related trust and agency accounts:
                                                              RCON B872          RCON B873        RCON B874        RCON B875

       a. Employee benefit--defined contribution                         0                  0             0                  0  5.a.
                                                              RCON B876          RCON B877        RCON B878        RCON B879

       b. Employee benefit--defined benefit                              0                  0             0                  0  5.b.
                                                              RCON B880          RCON B881        RCON B882        RCON B883

       c. Other retirement accounts                                 3  618                  0             9                  0  5.c.
                                                              RCON B884          RCON B885        RCON C001        RCON C002

   6. Corporate trust and agency accounts                                0        17 242  262             0              4,242  6.
                                                              RCON B886                           RCON B888

   7. Investment management agency accounts                       273  470                               98                     7.
                                                              RCON B890          RCON B891        RCON B892        RCON B893

   8. Other fiduciary accounts                                           0                  0             0                  0  8.
                                                              RCON B894          RCON B895        RCON B896        RCON B897

   9. Total fiduciary accounts (sum of items 4 through 8)         544  814        17 254  834           152              4,673  9.

                                                                                 RCON B898                         RCON B899
  10. Custody and safekeeping accounts                                                      0                                0  10.

  11. Not Applicable

Schedule RC-T--Continued

                               Dollar Amounts in Thousands          RIAD     Bil     Mil     Thou
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 FIDUCIARY AND RELATED SERVICES INCOME

12. Personal trust and agency accounts                              B904                              12.

13. Retirement related trust and agency accounts:

    a. Employee benefit--defined contribution                       B905                              13.a.

    b. Employee benefit--defined benefit                            B906                              13.b.

    c. Other retiremenet accounts                                   B907                              13.c.

14. Corporate trust and agency accounts                             A479                              14.

15. Investment management agency accounts                           B908                              15.

16. Other fiduciary accounts                                        A480                              16.

17. Custody and safekeeping accounts                                B909                              17.

18. Other fiduciary and related services income                     B910                              18.

19. Total gross fiduciary and related services income
    (sum of items 12 through 18) (must equal
    Schedule RI, item 5.a)                                          4070                              19.

20. Less: Expenses                                                  C058                              20.

21. Less: Net losses from fiduciary and related services            A488                              21.

22. Plus: Intracompany income credits for fiduciary
    and related services                                            B911                              22.

23. Net fiduciary and related services income                       A491                              23.

Memoranda                                                                       Managed Assets
                               Dollar Amounts in Thousands          RCON     Bil     Mil     Thou
----------------------------------------------------------------------------------------------------------------------------------
  1. Managed assets held in personal trust and agency accounts:

      a. Non-interest bearing deposits                              B913                       0      M.1.a.

      b. Interest-bearing deposits                                  B914               3     101      M.1.b.

      c. U.S. Treasury and U.S. Government agency obligations       B915               2     922      M.1.c.

      d. State, county and municipal obligations                    B916              14     178      M.1.d.

      e. Money market mutual funds                                  B917               3     791      M.1.e.

      f. Other short-term obligations                               B918                       0      M.1.f.

      g. Other notes and bonds                                      B919               1     505      M.1.g.

      h. Common and preferred stocks                                B920             119     863      M.1.h.

      i. Real estate mortgages                                      B921                       0      M.1.i.

      j. Real estate                                                B922              86     063      M.1.j.

      k. Miscellaneous assets                                       B923             232     268      M.1.k.

      l. Total managed assets held in personal trust
         and agency accounts (sum of
         Memorandum items 1.a through 1.k)
         (must equal Schedule RC-T, item 4,
         column A)                                                  B868                              M.1.l.

                                                                      (Column A)              (Column B)
                                                                       Number of              Principal
                                                                        Issues           Amount Outstanding
                               Dollar Amounts in Thousands          RCON               Tril  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
  2. Corporate trust and agency accounts:                                                    RCON B928

     a. Corporate and municipal trusteeships                        B927    10 774           414  514  418   M.2.a.

     b. Transfer agent, registrar, paying
        agent, and other corporate agency                           B929     2 293                           M.2.b

Schedule RC-T--Continued

                                                                     (Column A)            (Column B)
                                                                     Number of               Market
Memoranda--Continued                                                   Funds          Value of Fund Assets
                               Dollar Amounts in Thousands          RCON               RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------

  3. Collective investment funds and common trust funds:

     a. Domestic equity                                             B931            0  B932               0  M.3.a.
     b. International/Global equity                                 B933            0  B934               0  M.3.b.
     c. Stock/Bond blend                                            B935            0  B936               0  M.3.c.
     d. Taxable bond                                                B937            0  B938               0  M.3.d.
     e. Municipal bond                                              B939            0  B940               0  M.3.e.
     f. Short term investments/Money market                         B941            0  B942               0  M.3.f.
     g. Specialty/Other                                             B943            0  B944               0  M.3.g.
     h. Total collective investment funds (sum of
        Memorandum items 3.a through 3.g)                           B945            0  B946               0  M.3.h.

                                                                 (Column A)            (Column B)           (Column C)
                                                                Gross Losses          Gross Losses          Recoveries
                                                                  Managed              Non-Managed
                                                                  Accounts               Accounts
                               Dollar Amounts in Thousands     RIAD  Mil  Thou      RIAD  Mil  Thou        RIAD  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
4. Fiduciary settlements, surcharges, and other losses:

   a. Personal trust and agency accounts                       B947                 B948                   B949             M.4.a.
   b. Retirement related trust and agency accounts             B950                 B951                   B952             M.4.b.
   c. Investment management agency accounts                    B953                 B954                   B955             M.4.c.
   d. Other fiduciary accounts and related services            B956                 B957                   B958             M.4.d.
   e. Total fiduciary settlements, surcharges, and
      other losses (sum of Memorandum items 4.a
      through 4.d) (sum of columns A and B minus
      column C must equal Schedule RC-T, item 21)              B959                 B960                   B961             M.4.e.

Person to whom questions about Schedule RC-T--Fiduciary and Related Services should be directed:

_______________________________________________________________________________
Name and Title (TEXT B962)

_______________________________________________________________________________
E-mail Address (TEXT B926)

___________________________________     _______________________________________
Telephone: Area code/phone number/      FAX: Area code/phone number (TEXT B964)
extension (TEXT B963)

               OPTIONAL Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income

The management of the reporting bank may, IF IT WISHES, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in
Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT
THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE
NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE
AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER
INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD
COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing NOT to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, MATERIAL changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT
WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY
FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE
INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY
PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE
REPORTING BANK.

No comment [ ] (RCON 6979)

BANK MANAGEMENT STATEMENT (PLEASE TYPE OR PRINT CLEARLY):
(TEXT 6980)

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
    NAME AND ADDRESS OF BANK       |
                                   |       OMB No. for OCC: 1557-0081
                                   |       OMB No. for FDIC: 3064-0052
                                   |  OMB No. for Federal Reserve: 7100-0036
                                   |        Expiration Date: 3/31/2007
                                   |
                                   |              SPECIAL REPORT
                                   |      (Dollar Amounts in Thousands)
                                   |
                                   |
                                   |
                                   |----------------------------------------
                                   |CLOSE OF BUSINESS| FDIC Certificate Number
                                   |DATE             |    |    |    |    |    |
                                   |                 |    |    |    |    |    |
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE
PREVIOUS REPORT OF CONDITION. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (EXCLUDE
THE FIRST $15,000 OF INDEBTEDNESS OF EACH EXECUTIVE OFFICER UNDER BANK CREDIT
CARD PLAN.) SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL
REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF
"EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND
OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT
EXECUTIVE OFFICERS.
--------------------------------------------------------------------------------

a. Number of loans made to executive officers        RCON
   since the previous Call Report date               3561          0          a.

b. Total dollar amount of above loans                RCON
   (in thousands of dollars)                         3562          0          b.

c. Range of interest charged on above loans
                                       -----------------------------------------
                                       RCON            |    | RCON         |
   (example: 9 3/4% = 9.75)            7701    0 . 0 0 |% to| 7702 0 . 0 0 |% c.
--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO           | DATE (Month, Day, Year)
SIGN REPORT                                            |
                                                       |
                                                       |
--------------------------------------------------------------------------------